UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            FORM 8-K AMENDMENT NO. 1

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                   MAY 4, 2005
                                (Date of Report)


                             CATCHER HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                 0-50299                     62-0201385

(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)


                             39526 CHARLESTOWN PIKE
                             HAMILTON, VA 20158-3322
                    (Address of principal executive offices)


                                 (540) 882-3087
              (Registrant's telephone number, including area code)


                           U.S. TELESIS HOLDINGS, INC.
                    41 COMMONWEALTH AVENUE, BOSTON, MA 02116
         (Former name or former address, if changed since last report.)

         This Amendment No. 1 to the Form 8-K filing amends and restates in its entirety the Form 8-K, dated May 4, 2005, originally filed with the Securities and Exchange Commission ("SEC") on May 10, 2005.

SECTION 2 - FINANCIAL INFORMATION
         ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

SECTION 3 - SECURITIES AND TRADING MARKETS
         ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT
         ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.
         ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
         ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;

SECTION 8 - OTHER EVENTS
         ITEM 8.01 OTHER EVENTS.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
         ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS


                                     GENERAL

         Effective May 4, 2005, Catcher Holdings, Inc., (which changed its name from U.S. Telesis Holdings, Inc. on June 23, 2005 pursuant to the Amended and Restated Certificate of Incorporation filed with the Delaware Secretary of State on June 23, 2005) (the "Company") acquired 100% of the outstanding stock of Catcher, Inc., a Delaware corporation ("Catcher") through a series of stock purchase agreements with the shareholders of Catcher (the "Acquisition"), pursuant to which Catcher became a wholly-owned subsidiary of the Company. In connection with the Acquisition, the Company acquired (i) all of the issued and outstanding shares of common stock of Catcher in exchange for an aggregate of 34,911,900 shares of authorized, but theretofore unissued shares of common stock, $.001 par value, of the Company (the "Common Stock"), and (ii) all of the issued and outstanding Series A Preferred Stock of Catcher in exchange for 733,778 shares of authorized, but theretofore unissued shares of Series A Preferred Stock, $.001 par value, of the Company (the "Series A Preferred Stock") (the terms of which Series A Preferred Stock were designated by the Board of Directors by an Amended and Restated Certificate of Designation filed by the Company with the Delaware Secretary of State on May 3, 2005). In addition, the Company assumed Catcher's obligations under Catcher's issued and outstanding Series A and Series B warrants to purchase Catcher's common stock to issue an aggregate of 32,402,600 shares of Common Stock to the warrant holders.

         Immediately following the Acquisition on May 6, 2005, stockholders holding a majority of all of the issued and outstanding Common Stock and Series A Preferred Stock of the Company executed a written consent (the "Consent") without a meeting pursuant to Section 228(e) of the Delaware General Corporation Law ("DGCL"). The Consent provided that (a) the Certificate of Incorporation of the Company shall be amended and restated (the "Amended and Restated Certificate of Incorporation") to (1) change the name of the Company to Catcher Holdings, Inc.; (2) provide for a 1 for 7.2 reverse stock split in respect of the Company's issued and outstanding Common Stock (the "Reverse Split"); and (3) otherwise to amend and restate the Company's certificate of incorporation; and
(b) set the number of members of the Board of Directors at five (5) members, elect three (3) directors and permit those three directors to fill the remaining two vacancies on the Board of Directors by appointing an additional two directors.

         Effective as of June 23, 2005, following the distribution of an Information Statement to the stockholders of the Company, the actions authorized by the Consent, including the filing of the Amended and Restated Certificate of Incorporation and the Reverse Split, were implemented.

         Prior to the Acquisition, there were 12,825,000 shares of the Company's Common Stock outstanding. Immediately following the Acquisition, there were 47,736,900 shares of Common Stock outstanding and Series A Warrants and Series B Warrants to purchase an aggregate of 32,402,600 shares of Common Stock. Following the Reverse Split, the Series A Preferred Stock (except for the one share held by Ira Tabankin) was automatically converted into 5,870,216 shares of Common Stock. Accordingly, following the Reverse Split, there is 12,500,341 shares of Common Stock outstanding, one share of Series A Preferred Stock outstanding and warrants to purchase 4,500,362 shares of Common Stock.

         Under a Registration Rights Agreement, dated as of May 4, 2005, by and among the Company and persons listed thereto, the Company is required to file a registration statement with respect to its Common Stock (a) issued to the former common stockholders of Catcher (b) issued upon conversion of the Series A Preferred Stock following the Reverse Split and (c) issued upon exercise of the Series A and Series B Warrants within 90 days of the date of the Acquisition and to have those shares registered under the Securities Act of 1933, as amended within 180 days of the Acquisition.

                   DESCRIPTION OF THE COMPANY'S CAPITAL STOCK

         The Company is authorized to issue 50,000,000 shares of its Common Stock, and 1,000,000 shares of its Preferred Stock. In connection with the Acquisition, on May 3, 2005, the Company designated 800,000 shares of Preferred Stock as Series A Preferred Stock. As of the date of this filing, the Company has 12,500,341 shares of Common Stock issued and outstanding and 1 share of Series A Preferred Stock issued and outstanding. Also outstanding are Series A Warrants and Series B Warrants to purchase 4,500,362 shares of its Common Stock.

         The holders of the shares of Common Stock have equal ratable rights to dividends from funds legally available therefor when, as and if declared by the board of directors of the Company and are entitled to share ratably in all of the assets of the Company available for distribution to holders of Common Stock upon the liquidation, dissolution or winding up of the affairs of the Company. Holders of the Company's Preferred Stock will have the same rights as the holders of the Common Stock with respect to dividends and upon liquidation, dissolution or winding up of the affairs of the Company, except that the holders of the Series A Preferred Stock, voting as a group, will have the right to appoint one director to the board of directors of the Company. There is one share of Series A Preferred Stock issued and outstanding, held by Ira Tabankin. Accordingly, for so long as Mr. Tabankin holds such share of Series A Preferred Stock and it has not been converted, Mr. Tabankin shall have the right to appoint one member of the Company's Board of Directors. The Series A Preferred Stock shall convert to Common Stock on the earliest of the third anniversary of the Acquisition or the election by Mr. Tabankin to convert.

         Holders of shares of Common Stock are entitled to one vote per share on all matters which shareholders are entitled to vote upon at all meetings of shareholders. The holders of shares of Common Stock do not have cumulative voting rights, which means that, subject to the rights of the holders of the Series A Preferred Stock, described above, the holders of more than 50% of the Company's outstanding voting securities can elect all of the directors of the Company. Holders of the Company's Series A Preferred Stock will have the same voting rights as the holders of the Company's Common Stock and may vote their shares on any matter that comes before the shareholders of the Company on an "as converted" basis. Neither the holders of shares of Common Stock nor the holders of shares of Series A Preferred Stock have preemptive rights.

         The payment by the Company of dividends, if any, in the future rests within the discretion of its Board of Directors and will depend, among other things, upon the Company's earnings, capital requirements and financial condition, as well as other relevant factors. The Company does not intend to pay any cash dividends in the foreseeable future, but intends to retain all earnings, if any, for use in its business.

DESCRIPTION OF THE SERIES A AND SERIES B WARRANTS.

         SERIES A WARRANT. As of the date of this filing, there are 2,250,181 Series A Warrants outstanding. Each Series A Warrant will entitle the holder to purchase one share of the common stock of the Public Company at $1.50 per share (the "Series A Exercise Price"), exercisable for a period of five years. Once the common stock of the Company, issuable upon exercise of the Warrants, is registered with the SEC, the Series A Warrants may be called by the Company upon notice to the warrant holder from time to time at any time that the Common Stock closes at or above $2.50 per share for ten (10) consecutive trading days at an average volume of 40,000 shares per day during the ten-day trading period, PROVIDED THAT, within twenty (20) business days after the date of such notice, the warrant holder will have the pre-emptive right to exercise, under the terms and conditions of the Series A Warrants, all or a part (but not less than 25%) of the Series A Warrants held at the Series A Exercise Price. From and after the expiration of such twenty (20) business day notice, the Public Company may repurchase all Series A Warrants then held for a purchase price of $.01 per Series A Warrant unless and to the extent that the Series A Warrant holder first exercises Series A Warrants at the at the Series A Exercise Price.

         SERIES B WARRANT. As of the date of this filing, there are 2,250,181 Series B Warrants outstanding. Each Series B Warrant entitles the holder to purchase one share of Common Stock at $2.00 per share (the "Series B Exercise Price"), exercisable for a period of five years. Once the common stock of the Company, issuable upon exercise of the Series B Warrants, is registered with the SEC, the Series B Warrants may be called by the Company upon notice to the warrant holder from time to time at any time that the common stock of the Public Company closes at or above $3.33 per share, for ten (10) consecutive trading days at an average volume of 40,000 shares per day during the ten-day trading period; PROVIDED THAT, within twenty (20) business days after the date of such notice, the warrant holder will have the pre-emptive right to exercise, under the terms and conditions of the Series B Warrants, all or a part (but not less than 25%) of the Series B Warrants held at the Series B Exercise Price. From and after the expiration of such twenty (20) business day notice, the Company may repurchase all Series B Warrants then held for a purchase price of $.01 per Series B Warrant unless and to the extent that the Series B Warrant holder first exercises Series B Warrants at the at the Series B Exercise Price.

           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

         The following table sets forth information as of the date of this filing with respect to the beneficial ownership of the outstanding shares of Common Stock and Preferred Stock by (i) each person known by the Company to beneficially own five percent (5%) or more of the outstanding shares; (ii) the Company's officers and directors; (iii) the Company's officers and directors as a group prior to the Reverse Split; and (iv) the Company's current officers and directors as a group immediately following the Reverse Split.

         As used in the table below, the term "BENEFICIAL OWNERSHIP" means the sole or shared power to vote or direct the voting, or to dispose or direct the disposition, of any security. A person is deemed as of any date to have beneficial ownership of any security that such person has a right to acquire within 60 days after such date. Except as otherwise indicated, the stockholders listed below have sole voting and investment powers with respect to the shares indicated.

---------------------------------------------------------------------------------------------------------------------
 NAME OF STOCKHOLDER        COMMON STOCK AND        PERCENT OF         COMMON STOCK       PERCENT OF COMPANY COMMON
                          PREFERRED STOCK (P)     COMPANY COMMON    BENEFICIALLY OWNED     STOCK FOLLOWING REVERSE
                         PRIOR TO REVERSE SPLIT   STOCK PRIOR TO    FOLLOWING REVERSE               SPLIT
                                  (1)              REVERSE SPLIT        SPLIT (2)
---------------------------------------------------------------------------------------------------------------------
Ira Tabankin*                 16,072,855(3)(P)         25.2%           2,232,341(3)                 17.86%
---------------------------------------------------------------------------------------------------------------------
Charles Sander*               16,072,855(4)(P)         25.2%           2,232,341                    17.86%
---------------------------------------------------------------------------------------------------------------------
Robert Prag                    4,996,752(5)(P)          9.7%             699,994                     5.56%
---------------------------------------------------------------------------------------------------------------------
Nicolas Rigopulos              1,406,125                2.9%             195,296                     1.56%
---------------------------------------------------------------------------------------------------------------------
Hayden                         3,150,000(6)(P)          6.1%             437,500                     3.50%
Communications, Inc.
---------------------------------------------------------------------------------------------------------------------
Kai Hansen                     3,150,000(7)(P)          6.1%             437,500                     3.50%
---------------------------------------------------------------------------------------------------------------------
Greg J. Berlacher              3,240,000(8)             6.3%             450,000                     3.60%
---------------------------------------------------------------------------------------------------------------------
Agile Partners, LP             9,359,200(9)            16.4%           1,299,889                    10.40%

---------------------------------------------------------------------------------------------------------------------
Sandor Advisors LLC            7,200,000(10)           13.1%           1,000,000                     7.99%
---------------------------------------------------------------------------------------------------------------------
John Lemak                     8,400,000(11)          14.96%           1,166,667                     9.33%
---------------------------------------------------------------------------------------------------------------------
London Family Trust            7,199,200(12)           13.1%             999,889                     7.99%
---------------------------------------------------------------------------------------------------------------------
Attractor Capital              5,039,200(13)           9.55%             699,889                     5.60%
Fund I, LLC
---------------------------------------------------------------------------------------------------------------------
Raleigh Ralls                  3,599,600(14)            7.0%             499,945                     4.00%
---------------------------------------------------------------------------------------------------------------------
Cathal Flynn*                          -                  -                    0                     0.00%
---------------------------------------------------------------------------------------------------------------------
H. Clayton Foushee*                    -                  -                    0                     0.00%
---------------------------------------------------------------------------------------------------------------------
Jeff Gilford*                          -                  -              234,167(1(5))               1.84%
---------------------------------------------------------------------------------------------------------------------
All Executive                 33,551,835                 42%           4,659,977                    37.28%
Officers and
Directors as a group
(Tabankin, Sander and
Rigopulos) prior to
the Consent and the
Reverse Split
---------------------------------------------------------------------------------------------------------------------
All Officers and                       -                  -            4,698,849                    36.89%
Directors following
the effectiveness of
the Consent and the
Reverse Split
---------------------------------------------------------------------------------------------------------------------

* Current Officer or Directors

(P) Indicates a holder of Series A Preferred Stock prior to the Reverse Split and Conversion of the Series A Preferred Stock effective June 23, 2005.

(1) Assumes Series A Preferred Stockholders (indicated with a (P)) have converted their Preferred Stock into common stock.

(2) Following conversion of all but one share of the Series A Preferred Stock following the Reverse Split.

(3) Based upon Mr. Tabankin's ownership of 279,042.625 shares of Series A Preferred Stock prior to the Reverse Split. Following the Reverse Split, Mr. Tabankin continues to hold one share of Series A Preferred Stock that is convertible to 8 shares of Common Stock.

(4) Based upon Mr. Sander's ownership of 279,042.625 shares of Series A Preferred Stock prior to the Reverse Split

(5) 3,819,902 shares of Common Stock are beneficially owned by Robert Prag by virtue of his ownership of 66,317.75 shares of Series A Preferred Stock. 1,176,850 shares of Common Stock are owned directly by Robert Prag.

(6) Based upon the ownership by Hayden Communications, Inc. of 54,687.5 shares of Series A Preferred Stock prior to the Reverse Split

(7) Based upon Mr. Hansen's ownership of 54,687.5 shares of Series A Preferred Stock prior to the Reverse Split

(8) Based upon (a) Mr. Berlacher's ownership directly of 432,000 shares of Common Stock, a Series A Warrant to purchase 216,000 shares of Common Stock and a Series B Warrant to purchase 216,000 shares of Common Stock, and (b) Mr. Berlacher's beneficial ownership of 1,188,000 shares of Common Stock, a Series A Warrant to purchase 594,000 shares of Common Stock and a Series B Warrant to purchase 594,000 shares of Common Stock through VFT Special Ventures, Ltd. all prior to the Reverse Split.

(9) Based upon the ownership by Agile Partners, L.P. of 4,679,600 shares of Common Stock and a Series A Warrant to purchase 2,339,800 shares of Common Stock and a Series B Warrant to purchase 2,339,800 shares of Common Stock all prior to the Reverse Split.

(10) Based upon the ownership by Sandor Capital Master Fund, LP of 3,600,000 shares of Common Stock and a Series A Warrant to purchase 1,800,000 shares of Common Stock and a Series B Warrant to purchase 1,800,000 shares of Common Stock all prior to the Reverse Split.

(11) Based upon (a) the ownership by Mr. Lemak of 720,000 shares of Common Stock and a Series A Warrant to purchase 360,000 shares of Common Stock and a Series B Warrant to purchase 360,000 shares of Common Stock and (b) the ownership by Sandor Capital Master Fund, LP of 3,600,000 shares of Common Stock and a Series A Warrant to purchase 1,800,000 shares of Common Stock and a Series B Warrant to purchase 1,800,000 shares of Common Stock all prior to the Reverse Split.

(12) Based upon the ownership by the London Family Trust of 3,599,600 shares of Common Stock and a Series A Warrant to purchase 1,799,800 shares of Common Stock and a Series B Warrant to purchase 1,799,800 shares of Common Stock all prior to the Reverse Split.

(13) Based upon the ownership by Attractor Capital Fund I, LLC of 2,519,600 shares of Common Stock and a Series A Warrant to purchase 1,259,800 shares of Common Stock and a Series B Warrant to purchase 1,259,800 shares of Common Stock all prior to the Reverse Split.

(14) Based upon Mr. Ralls' ownership of 1,799,800 shares of Common Stock and a Series A Warrant to purchase 899,900 shares of Common Stock and a Series B Warrant to purchase 899,900 shares of Common Stock all prior to the Reverse Split.

(15) Mr. Gilford holds a Warrant to purchase 65,000 shares of Common Stock of the Company. In addition, pursuant to the terms of his Employment Agreement, Mr. Gilford was granted an option to purchase a total of 918,000 shares of Common Stock pursuant to a Stock Option Plan approved by Board of Directors on June 24, 2005 which Stock Option Plan and grant remain subject to shareholder approval. Of that option grant, 145,000 options vest on June 16, 2005; 435,000 pro rata monthly over the next three years; 48,250 options vest on June 16, 2006 and 144,750 options vest pro rata monthly during the three year period following June 16, 2006; and 36,250 options vest on June 16, 2007 and 108,750 options vest pro rata monthly during the three year period following June 16, 2007. Accordingly, as of the date hereof and within 60 days of the date hereof, a total of 169,167 options have vested.

ELECTION OF DIRECTORS AND EXECUTIVE OFFICERS

         AS OF THE ACQUISITION

         Immediately prior to the Acquisition, the Board of Directors of the Company consisted of two members -- Nicolas Rigopulos and Jules Benge Prag IV. Mr. Rigopulos served as President and Chief Executive Officer and Chief Financial Officer and Jules Benge Prag IV acted as Secretary of the Company. In connection with the Acquisition, Mr. Rigopulos resigned as President and Chief Executive Officer and Jules Benge Prag IV resigned as a Director and as Secretary. The Board of Directors, by written consent dated May 5, 2005, elected Ira Tabankin, the President and sole director of

Catcher, as a Director and as Secretary of the Company and Charles Sander as President and Chief Executive Officer of the Company.

         FOLLOWING THE ACQUISITION

         The Consent executed by a majority of the shareholders of the Company as a condition subsequent to the Acquisition provides that (a) the number of members of the Board of Directors shall equal at least five members, (b) that Nicolas Rigopulos shall be removed as a member of the Board of Directors and that Ira Tabankin, Charles Sander and Cathal Flynn shall be elected as three of the five members of the Board of Directors. Those three directors were authorized to appoint the additional two directors without obtaining the approval of the shareholders of the Company to serve until the next annual meeting of the shareholders of the Company. Effective June 23, 2005, the newly constituted Board of Directors, following a meeting of the Board of Directors held on that date, elected H. Clayton Foushee, Jr. as a Director of the Company to hold such position until the next annual meeting of the shareholders or until his successor is elected and qualified. Mr. Flynn and Mr. Foushee have no material relationship with the Company that would interfere with their exercise of independent judgment. As independent Directors, Mr. Flynn and Mr. Foushee will participate in the Company's proposed Independent Director's Plan as outlined in "Board of Directors Committees and Meetings," below.

         In addition, effective June 23, 2005, Mr. Rigopulos resigned as the Chief Financial Officer of the Company and Jeff Gilford was appointed Chief Financial Officer.

         Set forth below is certain information with respect to the officers and directors of the Company on the date of this filing:

NAME                     AGE       POSITION

Ira Tabankin              55       Director and  Secretary  of the Company.  Mr.
                                   Tabankin is also Chief Technical  Officer and
                                   Chairman  of  the  Board  of   Catcher,   the
                                   Company's subsidiary

Charles Sander            56       Director and  President  and Chief  Executive
                                   Officer. Mr. Sander will also be elected as President and Chief Executive Officer of
                                   Catcher, the Company's subsidiary

Rear Admiral              66       Director
(Retired) Cathal Flynn

H. Clayton Foushee, Jr.   52       Director

Jeff Gilford              44       Chief  Financial  Officer.  Mr. Gilford shall
                                   also be elected as Chief Financial Officer of Catcher, the Company's subsidiary

         The following is a brief description of the business background of each of the named executive officers and directors of the Company:

         CHARLES SANDER, DIRECTOR AND PRESIDENT AND CHIEF EXECUTIVE OFFICER. Mr. Sander has more than 30 years' experience in the aviation security/operations arena. From June 2002 until joining Catcher and the Company, Mr. Sander was Vice President and Partner at Unisys Corporation's Global Transportation Unit where he headed Unisys' Airports business practice in the development and marketing of aviation products and services. From September 2000 to June 2002, Mr. Sander was Vice President for Aviation Sales at Scanz Communications, Inc. From March 1998 to September 2000, Mr. Sander was first an Executive Account Manager and, in December of 1999, Regional Director, Aviation Sales for TYCO/ADT Security Services, Inc. having launched Tyco's aviation security group. Mr.

Sander started his professional career as a military air traffic controller and also held the position of BWI airport general manager. Mr. Sander will also serve as President and Chief Executive Officer of Catcher.

         IRA TABANKIN, DIRECTOR AND SECRETARY. Mr. Tabankin has more than 30 years' experience developing and launching new products for such companies as SHARP Electronics, NovAtel Communications, Robert Bosch and Cadence Design Services. Prior to founding Catcher in 2005, Mr. Tabankin was President and Chief Executive Officer of LCM Technologies, Inc., a company he founded in 2004 for purposes of developing the CATCHER(TM) device. From July 2002 until founding LCM Technologies, Inc. in 2004, Mr. Tabankin was an independent consultant for his own company, IJT Consulting through which he provided consulting services to various clients. From February of 1999 to July 2002, Mr. Tabankin was Chief Strategic Officer of ScanZ Communications, Inc. Mr. Tabankin will also serve as the sole director, Chairman and Chief Technical Officer of Catcher.

         REAR ADMIRAL (RETIRED) CATHAL FLYNN, DIRECTOR. Admiral Flynn began his naval career in 1960. In 30 years of active service, he served mainly in areas of naval special warfare, joint special operations, measures to combat terrorism, and international security affairs. Promoted to Rear Admiral in 1985, he served successively as Commander, Naval Security and Investigative Command (and concurrently as Assistant Director of Naval Intelligence for Counterintelligence and Anti-terrorism), Director of Plans and Policy, US
Special Operations Command, and Deputy Assistant Secretary of Defense for Special Operations. After retiring in 1990, Rear Admiral Flynn joined Science Applications International Corporation. He concurrently served on committees of the National Research Council and the Defense Science Board. From 1993 to 2000, Rear Admiral Flynn was the Associate Administrator for Civil Aviation Security in the Federal Aviation Administration. Since early 2001, Admiral Flynn has acted as an independent consultant to numerous clients, in the area of civil aviation security. From 2001 to 2002, Admiral Flynn was a consultant to Argenbright Security, Inc, and was a non-voting member of the Board of that company. Since December 2004, Admiral Flynn has been a member of the Advisory Board of Isonics, Inc.

         H. CLAYTON FOUSHEE, JR., DIRECTOR. Dr. Foushee has a wealth of experience in the aviation, operations, legislation, safety and security fields. He spent nearly a decade in senior executive positions with Northwest Airlines, first as Managing Director, Flight Procedures, Training and Standards from 1992 to 1993, then as Vice President, Flight Operations from 1993 to 1998 and finally as Vice President, Regulatory Affairs from 1998 to 2001. From 2002 until January, 2005, Dr. Foushee was Vice President and Partner at Unisys Corporation's Global Transportation Division where he managed major strategic transportation projects and coordinated significant public and private industry initiatives with the Congress and government agencies. Most recently, since February, 2005, Dr. Foushee has been a non-attorney partner with the law firm Zucker, Stoutt and Rasenberger, LLP and Director of Government Affairs for Farugutt International, LLC, a Washington, D.C. based consultancy.

         JEFF GILFORD, Chief Financial Officer. Mr. Gilford has more than 20 years' experience as a finance and operations executive. Prior to joining Catcher in 2005, Mr. Gilford was a Principal of BlackFord Partners, Inc., a company he co-founded in 2001. BlackFord is a financial advisory firm providing Acting Chief Financial Officer services to early stage venture backed technology companies, focusing on areas including securing business financing, strategy formulation, development of financial infrastructure, and direction with operational matters. From 1998 until founding BlackFord Partners, Inc., Mr. Gilford was the Vice-President of Finance/Chief Financial Officer of OrderFusion, Inc. a sell-side e-commerce software provider. Mr. Gilford began his career as a licensed California CPA with Touche Ross & Co. (currently Deloitte & Touche USA LLP), and holds a Master's of Business Administration and BS in Business Administration from San Diego State University.

BOARD OF DIRECTORS COMMITTEES AND MEETINGS

         Currently, the Board of Directors has no separate audit, nominating and corporate governance or compensation committees and acts as such as an entire board. The Company intends to form an audit committee, a compensation committee and a nominating and corporate governance committee. The members of the Committee have yet to be determined.

         During the year ended December 31, 2004, and during the six months ended June 30, 2005, the Board of Directors of the Company held one meeting on June 24, 2005 and took action by written consent on four occasions.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Company intends to establish an audit committee, a compensation committee, and a nominating and corporate governance committee of the Board of Directors which shall be responsible, respectively, for the matters described below.

         AUDIT COMMITTEE

         The audit committee shall be responsible for the following:

         o reviewing the results of the audit engagement with the independent auditors;

         o        identifying  irregularities  in the management of our business
                  in  consultation   with  our  independent   accountants,   and
                  suggesting an appropriate course of action;

         o reviewing the adequacy, scope, and results of the internal accounting controls and procedures;

         o        reviewing the degree of independence of the auditors,  as well
                  as  the  nature  and  scope  of  our  relationship   with  our
                  independent auditors;

         o        reviewing the auditors' fees; and

         o recommending the engagement of auditors to the full board of directors.

         A charter to be adopted following the Acquisition will govern the audit committee. The Board of Directors is considering which of its members should be members of the Audit Committee.

         COMPENSATION COMMITTEE

         The compensation committee will determine the salaries and incentive compensation of the Company's officers and provide recommendations for the salaries and incentive compensation of its other employees and consultants.

         The compensation of the executive officers of the Company is generally determined by the compensation committee of its board of directors, subject to applicable employment agreements. The compensation programs of the Company and Catcher are intended to enable the attraction, motivation, reward, and retention of the management talent required to achieve corporate objectives and thereby increase shareholder value. The Company anticipates that it and Catcher's compensation policy will be to provide incentives to its senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of the Company and Catcher's business. To attain these objectives, the executive compensation program may include a competitive base salary, cash incentive bonuses, and stock-based compensation.

         In this connection, on June 24, 2005, the Board of Directors of the Company approved a 2005 Stock Option Plan with options to purchase 2,219,000 shares of the Company's Common Stock (the "ESOP"). Under the ESOP, options to purchase Common Stock, or restricted Common Stock subject to the Company's repurchase right, may be granted to employees, including executive officers, by the Board of Directors or the compensation committee. The intent is to provide an incentive that focuses the employee's attention on managing the business from the perspective of an owner with an equity stake in the business. Options shall generally be awarded with an exercise price equal to the fair market value of underlying securities on the date of grant and have a maximum term of ten years. In addition, on June 24, 2005, the Board of Directors of the Company approved a 2005 Stock Option Plan for Independent and Non-Employee Directors with options to purchase 100,000 shares of the Company's Common Stock (the "Independent Director's Plan"). Pursuant to that plan, upon first election or appointment to the Board of Directors, an eligible director will be granted an option to purchase 10,000 shares of Common Stock and, immediately following each annual stockholders meeting, commencing with the meeting following the close of fiscal year 2005 each eligible director, other than an eligible director first elected to the Board within the 12 months immediately preceding and including such meeting, will be granted an option to purchase 10,000 shares of Common Stock. Both the ESOP and the Independent Director's Plan remain subject to Stockholder approval.

         NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

         The functions of the nominating and governance committee include the following:

         o        identifying  and   recommending  to  the  Board  of  Directors
                  individuals qualified to serve as the directors and on the committees of the Board of Directors;

         o advising the Board of Directors with respect to matters of board composition, procedures and committees;

         o        developing and recommending to the Board of Directors a set of
                  corporate   governance   principles   applicable   to  us  and
                  overseeing corporate governance matters generally; and

         o        overseeing  the  annual   evaluation  of  the  board  and  our
                  management.

         A charter to be adopted following the Acquisition will govern the nominating and governance committee. The members of the nominating and governance committee are yet to be determined, each of whom will be an independent director.

         Following the Acquisition, the nominating and governance committee will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the nominating and governance committee will take into consideration the needs of the Board of Directors of the Company and the qualifications of the candidate. The nominating and governance committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the nominating and governance committee, a stockholder must submit the recommendation in writing and must include the following information:

         o        the name of the stockholder;

         o evidence of the stockholder's ownership of our common stock, including the number of shares owned and the length of time of ownership;

         o        the name of the candidate;

         o        the   candidate's   resume  or  a   listing   of  his  or  her
                  qualifications to be one of our directors; and

         o the candidate's consent to be named as a director if selected by the nominating and governance committee and nominated by the Board.

         The stockholder recommendation and information described above must be sent to the Corporate Secretary at the Company's executive offices located at 39526 Charlestown Pike, Hamilton, VA 20158 and must be received by the Corporate Secretary not less than 120 days prior to the anniversary date of the Company's most recent annual meeting of stockholders.

         The Directors believe that the minimum qualifications for service as one of our directors are that a nominee possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to the Board of Director's oversight of the business and our affairs and an impeccable reputation of integrity and competence in his or her personal or professional activities. The nominating and governance committee's evaluation of potential candidates shall be consistent with the Board of Director's criteria for selecting new directors. Such criteria include an understanding of our business environment and the possession of such knowledge, skills, expertise, and diversity of experience so as to enhance the board's ability to manage and direct our affairs and business, including when applicable, to enhance the ability of committees of the Board of Directors to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements.

         The nominating and governance committee may receive suggestions from current board members, company executive officers, or other sources, which may be either unsolicited or in response to requests from the nominating and governance committee for such candidates. The nominating and governance committee also, from time to time, may engage firms that specialize in identifying director candidates. As described above, the nominating and governance committee will also consider candidates recommended by stockholders.

         Once the nominating and governance committee has identified a person as a potential candidate, the committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the committee determines that the candidate warrants further consideration, the Chairman of the Board of Directors or another member of the committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board of Directors, the nominating and governance committee may request information from the candidate, review the person's accomplishments and qualifications and may conduct one or more interviews with the candidate. The committee may consider all such information in light of information regarding any other candidates that the committee might be evaluating for membership on the Board of Directors. In certain instances, committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's accomplishments. The nominating and governance committee's evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

EXECUTIVE COMPENSATION

         The Company does not currently have employment agreements with any of its directors or officers. Certain of its officers are employed by the Catcher, the Company's subsidiary. The Company's current directors do not presently receive any compensation for their services as directors although the Company's independent non-employee directors are compensated for expenses relating to attendance at meetings of the Board.

         Messrs. Tabankin Sander each have written employment agreements with Catcher. The employment agreements for Messrs. Tabankin and Sander provide a base annual salary of $216,000, $250,000 respectively. The Employment Agreements have a three-year initial term. Each of the agreements has a limited
termination-for-cause        provision        and       a        post-employment
non-competition/non-solicitation clause, effective unless the agreement is terminated by the Company without cause or if the employee resigns for good reason. The non-competition/non-solicitation period for Messrs. Sander and Tabankin is two years. The agreements also provide severance benefits unless employment is terminated for "cause" (as defined in the employment agreements) or the employment agreement is not renewed at the election of the employee. The severance period for Messrs. Tabankin and Sander is the longer of two years or the period remaining in the employment agreement at the time of termination or non-renewal.

         Mr. Tabankin's employment agreement also provides that if Mr. Tabankin's employment is terminated without "cause," or if Mr. Tabankin resigns for "good reason," as those terms are defined in the employment agreement, or if the employment agreement expires and is not renewed at the election of Catcher, then, in addition to his other remedies, Mr. Tabankin will have the right to receive a running royalty of one percent (1%) of the Company's gross revenues from the sale of the CATCHER(TM) device (the "Royalty") during each of the three
(3) years following such termination or expiration of the employment agreement. However, if Mr. Tabankin's employment agreement expires and is not renewed at the election of the Company, Mr. Tabankin's right to the Royalty is conditioned upon him electing, within ten (10) days after receiving notice of non-renewal from Catcher, whether to permit the Company to repurchase his capital stock in the Company at par value or to receive the Royalty. The Royalty, if any, will be paid quarterly by the Company within thirty (30) days following the end of each calendar quarter.

         Jeff Gilford is employed by Catcher as the Chief Financial Officer for an initial term of three years commencing on June 16, 2005. Mr. Gilford will receive an annual base salary of $200,000 and is entitled to participate in any incentive bonus program Catcher may adopt for its executive employees, provided that, in no event will such incentive bonus program provide for a bonus of less than 50% of Mr. Gilford's base salary upon achievement of certain goals agreed between Catcher and the Board of Directors. In addition, Mr. Gilford will be paid a one-time signing bonus of $15,000 not part of any incentive bonus program or yearly bonus within 30 days from the execution of the Employment Agreement. Mr. Gilford is also entitled to options to purchase 918,000 shares of common stock of the Company at an exercise price of $3.74 vesting over three years in three separate tranches consisting of (1) a first tranche of 580,000 shares, 25% of which vests on June 16, 2005 with the remaining 75% vesting monthly, pro rata each month, over the three year period following June 16, 2005, (2) a second tranche of 193,000, 25% of which vests on June 16, 2006, with the remaining 75% vesting monthly, pro rata each month, over the three year period following June 16, 2006 and (3) a third tranche of 145,000 shares, 25% of which vests on June 16, 2007 with the remaining 75% vesting monthly, pro rata each month, over the three year period following June 16, 2007. If there is a "Change of Control" of the Company (as that term will be defined in an agreement between the Company and Mr. Gilford), all unvested options will immediately vest. However, if Mr. Gilford's employment is terminated without Cause or for Good Reason (as each of those terms are defined in the Employment Agreement), any unvested options in a tranche that had commenced to vest shall immediately vest. The grant of options are subject to stockholder approval of a stock option plan of the Company.

BENEFIT PLANS

         Catcher entered into an agreement with a company to provide Catcher employees with usual and customary health benefits and a 401(k) plan. Benefits will be administered in accordance with such agreement and consistent with the Catcher employee manual which will be adopted by Catcher.

                                    BUSINESS

CATCHER HOLDINGS, INC.

         The Company (formerly U.S. Telesis Holdings, Inc. and before that, U.S. Telesis, Inc.) was incorporated under the laws of the state of Delaware on August 25, 1998. In a merger agreement dated May 20, 1999, U.S. Telesis, Inc. merged with and into Woodland Communications Group, Inc. and thereafter on June 3, 1999, Woodland Communications Group, Inc. changed its name to U.S. Telesis Holdings, Inc. Following the Acquisition, effective June 23, 2005, the Company changed its name to Catcher Holdings, Inc.

         The Company was organized to provide diverse telecommunications products and services to the small and medium business community in the southeastern United States and to develop a niche market strategy of reselling long distance services to the electrical cooperative community. As a result of the dramatic decline in the telecommunications industry, the Company has abandoned its business objective to provide such telecommunications products and services.

         The Company filed a registration statement on May 29, 2003, which was amended on Form 10-SB/A filed on July 16, 2003 to become a reporting company.

         The Company's plan was to identify and complete a merger or acquisition primarily in consideration of the issuance of shares of the Company's capital stock with a private entity whose business presents an opportunity for the Company's stockholders. Consistent with that plan, effective May 4, 2005, the Company acquired 100% of the outstanding stock of Catcher through a series of stock purchases with the shareholders of Catcher pursuant to which Catcher became a wholly-owned subsidiary of the Company. The Company's principal business shall be the ownership of Catcher, which will act as the Company's operating subsidiary.

CATCHER, INC.

         ORGANIZATIONAL HISTORY

         Catcher was organized in Delaware effective April 20, 2005. Catcher was formed principally to operate the business of developing, manufacturing and distributing a portable, ruggedized, wireless handheld security device (the "CATCHER(TM) device"). Pursuant to an asset purchase agreement between the Company and LCM Technologies, Inc. ("LCM"), Catcher purchased certain assets and assumed certain liabilities of LCM and its founder, Ira Tabankin, relating to the CATCHER(TM) device and the business of LCM.

         OVERVIEW OF THE BUSINESS

         THE NEED FOR THE CATCHER(TM) DEVICE. Since the events of 9/11, the world's security agencies, those tasked with protecting their respective nation's public safety, have implemented numerous technological improvements to public, private and government facilities in which existing antiquated technologies risk a breech of security or operational integrity. These facilities include municipal and general aviation facilities, border and port facilities and a multitude of other public and private venues. While each improvement in technology enhances security and operational integrity, the Company believes that very little has been done to grant key users with access to these improvements in the form of real-time integrated, on-demand voice, data and video. By providing access to "mission-critical" information, decision makers, security personnel and command and control leadership will be able to act quickly, decisively and responsibly in emergency and operational situations--so critical to maintaining security and operational integrity in real time.

         The CATCHER(TM) device is the culmination of years of developing a product concept that the Company believes will meet the needs of the world's security agencies for a rugged, portable, handheld, command and control device providing security and operations personnel with superior and uniform access to mission-critical information in the form of secure voice, video, and text data resulting in superior decision making.

         THE CATCHER(TM) DEVICE CONCEPT. The CATCHER(TM) device, now under development by Catcher, is a portable, ruggedized, wireless, hand-held command control device built to military specifications. Utilizing proprietary software, Catcher (TM) offers security and operations personnel critical real-time wireless data and communications through an integrated platform incorporating voice, video, data, GPS and biometric capabilities all in one small, self-contained unit. The Company believes that the CATCHER(TM) device provides "feet on the street" security and operations professionals with access to all information pertinent to the security and operations environment within and around a facility. Moreover, the CATCHER(TM) device is designed to permit critical, real-time wireless and wired communications by security and operations personnel using voice, data, video images, or any combination of the three, from the site of a security-breach event. In addition, the Company believes that the CATCHER(TM) device will permit "first responders" (those charged with being first to an emergency situation) with unparallel access to needed information while communicating with command and control personnel. The Company believes that command and control access can dramatically increase first responders' efficiency, reducing costs and, most importantly, saving lives.

THE CATCHER(TM) DEVICE

     CATCHER(TM) DEVICE FEATURES AND ITS FUNCTIONALITY. The CATCHER(TM) device is designed to be both common and unique. It is common in that it is a portable X86 computer that runs Microsoft(R) XP Pro with Tablet PC capabilities. The Catcher(TM) also comes with features found in a variety of products. The Company believes that what makes CATCHER(TM) unique is that features found in a variety of other single products are integrated in one device that is tested to Military Standard 810F, yielding an entirely new class of product. Thus, the CATCHER(TM) device is designed to converge multiple technologies and applications into a single lightweight, rugged, hand-held device that has been designed to be easy to use. Catcher(TM) has also been designed with growth in mind, allowing units in the field to be updated with new features as they become available.

     THE CATCHER(TM) DEVICE SPECIFICATIONS. The product specifications for the CATCHER(TM) device are complete. Currently the CATCHER(TM) device is in the final development stage. The Company projects that the first Beta test units will be ready for in-field testing and deployment in the fourth quarter of 2005.

     DEVICE LIFE CYCLE. The CATCHER(TM) device is currently in the introductory stage of its product life cycle. The introductory phase involves sales and distribution of the first generation CATCHER(TM) device ("C1") within the global Air Transportation Industry market. In addition to the Air Transportation Industry market, the C1 will be sold to a parallel market comprised of Security/Transportation Facility Operations/First Responders. The Company anticipates that C1 will achieve a peak market life cycle within five (5) years, before a second version ("C2") is projected to be released for sale to the existing market, and/or to new customers. Each new market for a version of the CATCHER(TM) device will add to the life cycle of the original device. (See "The Market for the CATCHER(TM) Device and the Company's Strategy.")

PRODUCT TECHNOLOGY

         RESEARCH AND DEVELOPMENT. The Company intends to dedicate the majority of its year 2005 R&D effort to completing the development and quality control testing of the CATCHER(TM) device Beta units. Following full production, the Company will continue to pursue its R&D development effort dedicated to enhancing its existing CATCHER(TM) architecture, as well as researching the viability of new markets and developing new versions of CATCHER(TM) device technology. The Company will also regularly examine market responses to existing CATCHER(TM) devices and will work to modify devices to meet market needs.

         INTELLECTUAL PROPERTY. On July 6, 2004, Ira Tabankin and John Sutton (also an employee of Catcher) filed with the United States Patent and Trademark Office ("USPTO") a patent application on the CATCHER(TM) device, Patent Application No. 10/885,515 (Portable Handheld Security Device) (the "Patent"). The Patent Application is pending. All of the right, title and interest in and to the Patent application was assigned to Catcher. On June 11, 2004, Ira Tabankin filed with the USPTO two Intent to Use Applications (Application Numbers 78/433,770 and 78/433,768) for the trademarks "CATCHER" and "SECURE CARGO VISION," respectively, both in international class 9. The trademark applications are pending. Catcher has been assigned all of the right, title, and interest in and to those trademark applications. The Company believes that Catcher owns or can license all of the intellectual property necessary to conduct its business given the assumption that licensed technology and know-how will be available on terms and conditions acceptable to the Company to manufacture the CATCHER(TM) device to the Company's specifications.

PRODUCTION OF THE CATCHER(TM) DEVICE

         PRODUCTION AND DELIVERY. Catcher intends to follow a three-tiered production plan. In phase one Prototypes will be produced to seed the market. In phase two, Beta versions will be used for market testing, and in phase three, Catcher will make production units. A brief description of each phase follows:

         o  PROTOTYPE (SEPTEMBER 2005)

            Catcher plans to build approximately 5 prototype units. The prototypes are intended as a "proof of concept," showing that the majority of features can be built into a single small light weight device. Catcher intends to demonstrate the prototypes to potential system integrator marketing partners. Prototype units will not be FCC approved and as a result will not be permitted to be sold to generate revenue. Catcher plans to obtain frequent feedback from prototype users under a "period of use" agreement.

         o  BETA (NOVEMBER 2005)

            Catcher plans to build approximately 50 beta units. Catcher plans to have the Beta units assembled on an assembly line that approximates projected assembly conditions. Catcher intends to incorporate into the Beta units appropriate improvements developed from the prototype phase. The Beta units will be used to gain approvals and feedback from potential end-users and customers. After Catcher has obtained FCC approval, Catcher intends to sell Beta units at cost plus. As well, Catcher intends to target Beta users that may provide grant money for development and testing of the CATCHER(TM) device. Beta units may be returned to Catcher or replaced with production units.

         o  PRODUCTION (DECEMBER 2005 ONWARD)

            Initial production is intended to take place through a leading international contract manufacturer, which is not yet under contract. Catcher's plan is that the first two months of production will be used to prepare for mass production. It is intended that the third party contract manufacturer will create software for the "pick & place" machines, and will work closely with Catcher on quality control, testing and various standard-compliance assurances. Catcher also envisions that third party contract manufacturer will create for Catcher a complete manufacturing process "package" which Catcher anticipates will enable Catcher to license production in suitable facilities world-wide. Catcher's intent is that after the first two months' production, the CATCHER(TM) device may be manufactured cost-efficiently with sufficient quality assurance almost anywhere in the industrialized world.

            Limited delivery of production units of the CATCHER(TM) device is projected to begin in mid-December 2005. Based on discussions with and feedback from potential customers, the Company projects initial unit deliveries during early 2006, with anticipated average delivery volume of approximately 12,500 units per quarter for a total of 50,000 units by year end 2006.

         STRATEGIC   PARTNERS  FOR  ENGINEERING   AND  PRODUCTION.   Catcher  is
outsourcing engineering and production services for the CATCHER(TM) device .

         Catcher has entered into agreements for electronic, hardware and software engineering and design services for the CATCHER(TM) device with D2M Technologies, Inc. located in Round Rock, Texas. Catcher believes that D2M has a talented group of engineers who have played critical roles in the development of complex computer systems. Of equal importance, the Company believes that D2M is highly experienced in working with contract manufacturing companies.

         Catcher has also developed key relationships with Design Edge in Austin, Texas. Design Edge's core expertise is in the development of hand-held computer products, with a specific focus on tablet computing. Catcher has issued a purchase order to Design Edge covering elements of mechanical engineering and industrial design.

         After a final production package is approved during initial production, the Company intends to contract with contract manufacturing resources to proceed with production-run manufacturing.

THE MARKET FOR THE CATCHER(TM) DEVICE AND THE COMPANY'S STRATEGY

         MARKET OVERVIEW. The initial market for the CATCHER(TM) device exists under the "Security Market" global banner. This is the broad market where those responsible for protecting people, places or things have a need to access critical security and operations information. In addition to the Security Market, the Company believes that the CATCHER(TM) device has broad appeal to any industry that could benefit from a convergent device able to tie together existing facility technology with device-specific functionality to significantly augment security, operations, maintenance and business practices through enhanced wireless communication and data access. unencumbered by wires; e.g., completely mobile where and when it is needed.

         The Company believes that the Security Market potential for the CATCHER(TM) device is significant, encompassing both the public/governmental and private sectors in domestic and international markets. However, Phase 1 of the Company's strategy in is to exploit the narrower Airport Security and Operations submarket, focusing specifically on the "Air Transportation" segment. The Air Transportation market segment is comprised of government agencies (e.g., the Transportation Security Administration ("TSA") and the Department of Homeland Security ("DHS)), commercial and general aviation airports (e.g., Chicago O'Hare International, Miami International, Los Angeles International, etc.) and airlines. Phase 2 of the Company's strategy within the global Security Market banner is to focus on Security Facilities (such as maritime ports, international borders, buildings, etc.) Phase 3 markets will include the First Responder
Industry (e.g. Federal Emergency response teams (FEMA, Civil Defense, EPA, etc.), State and Local Police, Fire, EMS, etc.) and Phase 4 markets will include the US and potentially other military customers.

         In addition to security applications, the Company believes that CATCHER(TM) technology can also be used without substantial modification to accommodate a wide variety of industries including Medical, Insurance, Construction Management, Research and Energy. The Company foresees no immediate end to new markets, and anticipates reselling future versions or "next generation" devices to existing buyers and market partners.

         THE AIR TRANSPORTATION MARKET. The 2005 Department of Homeland Security ("DHS") fiscal year budget includes an estimated allocation of $5.2 Billion for the Air Transportation Market (all references are obtained from the US Government Printing Office, Budget of the United States, February 2004, and February 2005, references specifically to F/Y budgets 2005 and 2006 (WWW.GPO.GOV
- Budgets of the United States 1997 - 2006)). This amount does not include international funds made available by related international agencies or commercial dollars from airports or air carriers. After the events of 9/11, the relatively new Homeland Security marketplace began to focus on identifying problems and developing solutions to enhancing operational security domestically and abroad, more recently the attacks on transportation modal's in Madrid and London. Critical to this focus is shoring operational security at any port of entry, be it cargo or passenger, air, land or sea. Airports and the Air Transportation segment are the initial "go-to" market target for the CATCHER(TM) device. The Company will seek to capture a portion of the $5.2 billion allocated to this market by DHS through distribution of the CATCHER(TM) device by its strategic market partners to all domestic and international commercial airports and domestic and international general aviation airports. (See "Strategic Marketing Partners.")

         ESTIMATED MARKET SIZES. Within the United States alone, the Company estimates that 2005 DHS fiscal-year budget has allocated the following amounts:

         o $5.2 billion for Aviation/Air Transportation Security, the initial market target for the CATCHER(TM) device.

         o $13.7 billion to Border and Maritime Port Security, a follow-on market. The CATCHER(TM) device applications that will run in a Maritime Port are the same types of applications that run in an airport venue. Importantly, because the CATCHER(TM) device will be built to Mil. STD 810F, the Company believes it is one of the very few devices that can fall into the water and still function.

         o $4.0 billion to Immigration Enforcement Security. The features of the CATCHER(TM) device, plus its unique video capabilities, should make it very attractive to the Immigration Service.

         o $2.6 billion to Bio Defense Security. The CATCHER(TM) device is a full PC with expansion ports. It can be used to collect and compute samples taken on site and the Company believes that its communications abilities and video conferencing make it ideal for any secure facility application.

         o The First Responder market is comprised of what the Company estimates are 2,500,000 identified United States first responders. These include fire, police, security, EMT, etc. with local, regional, state and federal budgets to draw from. Although the Company has no clear estimate, the Company believes that the cumulative resources available to First Responders will exceed $2.0 billion.

         Moreover, the Company also predicts that the Military market may also be significant. The Company's estimates do not include budget allocations for enhancing security in Education, Manufacturing, Commercial Buildings, individual States, and Transit Centers, Trains/Subways/Bus

Stations. Thus, the Company anticipates that the total domestic and international security market for the CATCHER(TM) device could be quite significant. Key end users may include domestic/international commercial airports, general aviation airports, train and subway stations, numerous ports of entry, maritime ports, shipping hubs, and intermediate transportation hubs.

         ALLIANCES AND TEAMING AGREEMENTS. Catcher anticipates that its core customer business will be (1) tier 1 system integrators that would purchase the CATCHER(TM) device, add their own services and distribute the product in the Security Marketplace to an established customer base, and (2) tier 1 integrator/manufactures that would incorporate the CATCHER(TM) device in their own products and systems for the Security Market. The Company believes that established integrators have the market reach and existing customer base to help the Company reach its business goals. Of course, the Company believes that those companies will also reap the associated benefit of bringing a device to market that enhances global security. Catcher is not only forming important relationships with integrators, it has also initiated relationships with key government agencies to further familiarity with the CATCHER(TM) device within numerous Security Markets. Relationships with key government agencies will also have a positive synergistic effect on the Company's alliances with integrators.

         Relationships with integrators are generally characterized by Teaming Agreements. Since it is unusual for a single contractor to provide a "one stop shop" for all components for a major customer project, companies often "team" with other companies with complimentary product or service offerings. In general, Teaming Agreements are molded by the parties to fit their marketing and/or product-development needs. For example, firms may team together in order to provide a combination of their goods and services to targeted customers. Firms may also team by way of Teaming Agreements to increase their marketing reach or their value-add to potential customers. They may make joint sales and marketing calls. LCM enjoyed Teaming Agreements with several product integrators and software providers both large and small. In connection with the Acquisition, except for PPC as described below, those same product integrators and software providers entered into substantially the same agreements with Catcher. In addition, Catcher has entered into an additional Teaming Agreement. Under the terms of its Teaming Agreements, Catcher and its Teaming Agreement partner will work together to identify potential customers and submit proposals to provide the CATCHER(TM) device together with the Teaming Agreement partner's products or services to such potential customers. If a customer is identified and the customer accepts the proposal issued under the Teaming Agreement, if any, Catcher and its Teaming Agreement partner will enter into a further agreement covering, among other things, each parties responsibilities as a prime contractor or subcontractor under the contract with the customer. While Catcher anticipates that it may enter into definitive agreements for the sale of the CATCHER(TM) device as a result of the Teaming Agreements, there can be no assurance that Catcher will do so.

         Catcher requested that Project Performance Corporation ("PPC") provide a duplicate of its Teaming Agreement with LCM for execution by Catcher. Catcher is now in the process of negotiating with PPC regarding the enforceability of the Teaming Agreement that PPC actually provided to Catcher. PPC has taken the position that it has an exclusive relationship with Catcher so that Catcher can not sell directly or indirectly to a significant part of its potential customer base without PPC's involvement. In fact, however, the only agreement Catcher intended to enter into with PPC was the same as the agreement LCM had with PPC which is limited to cooperation on developing a proposal for the Technical Support Working Group. To the extent that PPC attempts to enforce the rights it alleges it has under the Teaming Agreement, Catcher will vigorously resist based on the meritorious defenses it believes it has.

On a going forward basis, Catcher has determined to transition away from "teaming agreements" and move forward with Original Equipment Manufacturer ("OEM") and Value Added Reseller ("VAR") agreements with key partners. Catcher is in discussions with its initial partners to transition to such agreements. The Company believes that the differences between these types of agreements are as follows:

         o    OEM  and  VAR  agreements   generally  contain  volume  purchasing
              commitments while teaming agreements do not

         o OEM and VAR agreements generally impose sales volume commitments; teaming agreements do not

In light of the fact that Catcher does not anticipate maintaining a direct sales force, OEM and VAR arrangements in which the OEM or the VAR maintain an adequate sales staff are more appropriate. It is anticipated that an OEM or VAR will use the CATCHER(TM) device as a "value add" to their existing product/service portfolio and that the CATCHER(TM) device will enable the OEM and VAR parties to increase their markets and revenues.

COMPETITION AND MARKET RISKS

         At present the Company is not aware of any significant competitive product based upon its own research and upon validation from a number of entities including Unisys, Boeing and the TSA. However, there are many firms within or on the edge of the Security Market that have or could obtain the technological, financial and other resources to be a significant competitor to the Company. See "Risk Factors."

EMPLOYEES; OPERATIONS AND MANAGEMENT OFFICES

         Currently, Catcher employs four (4) persons -- a President and Chief Executive Officer, Chairman and Chief Technology Officer, Vice President of Engineering and a Chief Financial Officer.

          To respond to the anticipated product demand, Catcher's estimated staffing plan for the next three years is as follows:

                             COMPANY STAFFING LEVELS

         -----------------------------------------------------------
         Phase                Year          Headcount
         -----------------------------------------------------------
         1                    2005           9 employees
         -----------------------------------------------------------
         2                    2006          14 employees
         -----------------------------------------------------------
         3                    2007          17 employees
         -----------------------------------------------------------

PHASE 1: Management Team consisting of Chief Executive Officer, Chairman and Chief Technology Officer, Chief Financial Officer, Vice President Engineering, Controller, Business Development Representative, Testing Manager, Training Manager and Support Staff.

PHASE 2: Management Team same as for Phase 1 plus additional Business Development Representative, 2 Support Staff and 2 Engineers.

PHASE 3: Management Team same as for Phase 2 plus: additional Business Development Representative and 2 Support Staff.

         Catcher plans to outsource marketing, Public Relations, Investor Relations, Human Resources, and Legal functions throughout Phases 1 through 3. Catcher considers its relations with its employees and consultants to be excellent. Catcher does not envisage a work stoppage, and none of its potential employees and consultants is represented by collective bargaining agreements. Catcher believes that its future success will depend in part on our ability to attract, integrate, retain and motivate highly qualified personnel, and upon the continued service of our senior management. Competition for qualified personnel in its industry and geographical location is intense. Catcher cannot provide any assurance that it will be successful in attracting, integrating, retaining and motivating a sufficient number of qualified employees to conduct its business in the future.


                                LEGAL PROCEEDINGS

         The Company is not currently subject to any pending legal proceedings.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

         HAYDEN COMMUNICATIONS, INC. Catcher entered into a Consulting Agreement with Hayden Communications, Inc. dated as of May 1, 2005 for a period of twelve
(12) months at a fee of $5,000 per month plus reimbursement of certain expenses. The agreement may be terminated by either party at the six-month anniversary. On a ongoing basis, Hayden Communications will develop, implement, and maintain an ongoing stock market support system for the Company with the general objective of expanding awareness among stockbrokers, analysts, micro-cap portfolio/fund managers, market makers, and the appropriate financial & trade publications. Hayden Communications, Inc. was a shareholder of Catcher whose shares were acquired by the Company in the Acquisition.

         THE DEL MAR CONSULTING GROUP, INC. Catcher entered into a Consulting Agreement with The Del Mar Consulting Group, Inc. ("DCG") for a period of twelve
(12) months effective as of April 21, 2005 at a fee of $5,000 per month plus reimbursement of certain expenses. A principal of The Del Mar Consulting Group, Inc. is Robert Prag, a shareholder in the Company. DCG will perform the following services: (1) review business plans, strategies, mission statements budgets, proposed transactions and other plans; (2) assist the Company in preparing for press conferences and other forums involving the media; (3) maintain an awareness of the Company's plans, strategy and personnel, as they may evolve during such period, and consult and assist the Company in ways to communicate appropriate information regarding such plans, strategy and personnel to the media; and (4) provides analysis to test whether business plans and strategies have a sound foundation with assumptions that are realistic and achievable. DCG was a shareholder of Catcher whose shares were acquired by the Company in the Acquisition.

         KAI HANSEN. Catcher entered into a Consulting Agreement with Kai Hansen for a period of twelve (12) months effective as of April 21, 2005 at a fee of $5,000 per month plus reimbursement of certain expenses. The agreement may be terminated by either party at the six-month anniversary. Mr. Hansen will facilitate the Company's marketing, PR and presentation requirements, including the development of all marketing and related media materials used to promote the CATCHER(TM) device including website, brochures, training materials, and press releases. Mr. Hansen was a shareholder of Catcher whose shares were acquired by the Company in the Acquisition.

         BLACKFORD PARTNERS. Pursuant to a Services Agreement, dated as of May 6, 2005, BlackFord Partners, Inc. agreed to provide financial and accounting advisory services to Catcher and the Company at a rate of $75 - $125 per hour. Pursuant to an Amendment to the Services Agreement, dated as of June 24, 2005, a warrant to purchase 20,000 shares of common stock, par value $0.001 per share, of the Registrant at an exercise price of $3.74 was issued to Stan Blackburn and a warrant to purchase 65,000 shares of Common Stock at an exercise price of $3.74 was issued to Jeff Gilford. Jeff Gilford, the Company's Chief Financial Officer is a principal of Blackford Partners, Inc. Pursuant to the terms of Mr. Gilford's employment agreement with Catcher, Mr. Gilford may continue to provide up to 12 hours per week of services to BlackFord Partners, Inc. until August 16, 2005 and thereafter may provide up to 4 hours per week of services to BlackFord Partners, Inc. in all events so long as such services do not interfere with the provision of services to Catcher pursuant to his employment agreement.

                         MANAGEMENT'S PLAN OF OPERATIONS

         Management's Plan of Operations and other portions of this report contain forward-looking information that involve risks and uncertainties. The Company's actual results could differ materially from those anticipated by the forward-looking information. Factors that may cause such differences include, but are not limited to, availability and cost of financial resources, product demand, market acceptance, ability to source cheaper and more effective product/technology development relationships and other factors discussed under the heading "Risk Factors". Management's Plan of Operations should be read in conjunction with the Company's financial statements and the related notes included elsewhere in this report.

OVERVIEW

         CORPORATE BACKGROUND

CATCHER HOLDINGS, INC.

The Company (formerly U.S. Telesis Holdings, Inc. and before that, U.S. Telesis, Inc.) was incorporated under the laws of the state of Delaware on August 25, 1998. In a merger agreement dated May 20, 1999, U.S. Telesis, Inc. merged with and into Woodland Communications Group, Inc. and thereafter on June 3, 1999, Woodland Communications Group, Inc. changed its name to U.S. Telesis Holdings, Inc. Following the Acquisition, effective June 23, 2005, the Company changed its name to Catcher Holdings, Inc.

The Company was originally organized to provide diverse telecommunications products and services to the small and medium business community in the southeastern United States and to develop a niche market strategy of reselling long distance services to the electrical cooperative community. As a result of the dramatic decline in the telecommunications industry, the Company has abandoned its business objective to provide such telecommunications products and services.

The Company filed a registration statement on May 29, 2003, which was amended on Form 10-SB/A filed on July 16, 2003 to become a reporting company.

The Company's plan was to identify and complete a merger or acquisition primarily in consideration of the issuance of shares of the Company's capital stock with a private entity whose business presents an opportunity for the Company's stockholders. Consistent with that plan, effective May 4, 2005, the Company acquired 100% of the outstanding stock of Catcher through a series of stock purchases with the shareholders of Catcher pursuant to which Catcher became a wholly-owned subsidiary of the Company. The Company's principal business shall be the ownership of Catcher, which will act as the Company's operating subsidiary.

CATCHER, INC.

         ORGANIZATIONAL HISTORY

Catcher, Inc., a Delaware corporation is a development stage company formed on April 20, 2005 principally to operate the business of developing, manufacturing and distributing a portable, ruggedized, wireless handheld security device (the "CATCHER(TM) device"). Pursuant to an asset purchase agreement between the Company and LCM Technologies, Inc. ("LCM"), Catcher purchased certain assets and assumed certain liabilities of LCM and its founder, Ira Tabankin, relating to the CATCHER(TM) device and the business of LCM.

         PLAN OF OPERATIONS

         From inception to date, Catcher has been primarily involved in organizational activity, negotiating vendor and personnel contracts, making arrangements for the commercial use and deployment of the CATCHER(TM) technology and preliminary development of its initial customer base. Catcher intends to negotiate for long-term Original Equipment Manufacturer ("OEM") and Value Added Reseller ("VAR") contracts with potential customers. Under these, Catcher expects to deliver product for the benefit of its customers and various end-users.

DEVELOPMENT STAGE COMPANY

         The Company and Catcher are in the early stage of operation and, as such, the relationships between revenue, cost of revenue and operating expenses reflected in the financial information included herein do not represent future expected financial relationships. The Company expects that such expenses will increase with the escalation of research and development, sales and marketing activities and transaction volumes, but at a much slower rate of growth than the corresponding revenue increase. Much of the cost of revenue and operating expenses reflected herein are relatively fixed costs. Accordingly, at such stage of operations period to period comparisons of results of operations are not meaningful.

         The Company expects to incur significant expenses without generating any revenue, at least through commencing production, which is not anticipated before early 2006. To date, Catcher has spent $1,993,504 on research and development and administrative expenses.

            The Company expects to begin to generate revenues during early 2006, based solely from the sale of CATCHER(TM) devices. Under the terms of its anticipated OEM and VAR agreements, the Company anticipates sharing revenue with its customers depending on customer and end-user requirements and the deployment model adopted by the parties.

         Under current plans, Catcher will need approximately $3,000,000 of additional capital to continue its development operations and other working capital needs during the next 12 months, excluding amounts that may be necessary to fund intial production. Catcher anticipates that funding for these expenditures will come principally from the proceeds of the Series A Warrants and Series B Warrants. See Managements Plan of Operations "LIQUIDITY AND CAPITAL RESOURCES" below.

COST OF REVENUES

         Cost of sales will consist primarily of direct costs of the manufactured units, wages of operational employees and cost of training. Many factors are anticipated to affect Catcher's gross margin including, but not limited to, market conditions, competition, production order volumes and supplier pricing. Management currently does not anticipate that Catcher will operate its own production facilities, as it intends to outsource production to a third party manufacturer.

EXPENSES AND CAPITAL EXPENDITURES

            Catcher's operating expenses for the period from April 20, 2005 (inception) June 1, 2005 were comprised of general and administrative expenses, research and development and the assumption and payment of certain liabilities of LCM Technologies, Inc. from which certain assets were acquired relating to the Catcher business. Catcher expects to incur significant additional expenses before generating any revenue, at least through the completion of the initial production unit of the CATCHER(TM) which is not anticipated before November, 2005. Operating expenses, including primarily research and development expenses and general and administrative expenses were approximately $2,000,000 for the quarter ended June 30, 2005. Expenses are expected to increase significantly as Catcher adds employees to support its research and development, marketing and business development efforts.

            General and administrative expenses include all corporate and administrative functions that serve to support Catcher's current and future operations and provide an infrastructure to support future growth. Major items in this category include management and staff salaries, traveling, entertainment, relocation expenses and professional services.

            Catcher's principal capital expenditures have been for purposes of research and development, general and administrative purposes, and other working capital needs. Catcher anticipates such expenditures of approximately $1,600,00 and $965,000 in the third and fourth quarter of 2005 respectively, and anticipates continuing levels of ongoing research and development and other working capital requirements in the future.

POTENTIAL FLUCTUATIONS IN QUARTERLY OPERATING RESULTS

            In addition to the transitional nature of revenues and expenditures resulting from the Company's status as a Development stage company, the Company expects to experience significant fluctuations in its future quarterly operating results due to a variety of factors, many of which are outside of its control. Those factors that may adversely affect the Company's quarterly operating results include: (i) its ability to attract new customers at a steady rate; (ii) the announcement or introduction of products by potential competitors of the Company; (iii) increase in the cost of inputs from suppliers; (iv) the amount and timing of operating costs and capital expenditures relating to expansion of the Company's business, operations, and infrastructure; (viii) government regulation; and (ix) general economic conditions and economic conditions specific to the security products industry.

         Due to the foregoing factors, in one or more future quarters, the Company's operating results may fall below the expectations of securities analysts and investors. In such event, the trading price of the Company's common stock would likely be materially adversely affected.

ACCOUNTING PRINCIPLES; ANTICIPATED EFFECT OF GROWTH

         Below is a brief description of basic accounting principles which the Company has adopted in determining its recognition of revenues and expenses, as well as a brief description of the effects that management believes that its anticipated growth will have on the Company's revenues and expenses in the next twelve (12) months.

REVENUE RECOGNITION

         Sales revenue will be recognized as products are delivered to Catcher's customers. Catcher may also collect license fees for the right to sell the CATCHER(TM) device. Rates for such licenses are yet to be established. Catcher is in its development phase and has no existing customers.

         The Company recognizes revenue in accordance with the Securities and Exchange Commission (SEC) Staff Accounting Bulletin (SAB) No. 101, "Revenue Recognition in Financial Statements" as updated by SEC Staff Accounting Bulletin No. 104, "Revenue Recognition". Under these guidelines, revenue is recognized when persuasive evidence of an arrangement exists, shipment has occurred or services rendered, the price is fixed or determinable and payment is reasonably assured. Under these requirements, when the terms of sale include customer acceptance provisions, and compliance with those provisions have not been previously demonstrated, revenues are recognized upon acceptance.

LIQUIDITY AND CAPITAL RESOURCES

         The Company's only source of liquidity is the cash generated from the private offering of Catcher's stock immediately prior to its Acquisition by the Company. Catcher's principal uses of cash have been for research and development and general and administrative expenses.

         The Company currently has outstanding Series A Warrants and Series B Warrants to purchase an aggregate of 4,500,362 shares of the Company's common stock (the "Warrants"). There are 2,250,181 Series A Warrants outstanding. Each Series A Warrant will entitle the holder to purchase one share of the common stock of the Public Company at $1.50 per share (the "Series A Exercise Price"), exercisable for a period of five years. Once the common stock of the Company, issuable upon exercise of the Warrants, is registered with the SEC, the Series A Warrants may be called by the Company upon notice to the warrant holder from time to time at any time that the Common Stock closes at or above $2.50 per share for ten (10) consecutive trading days at an average volume of 40,000 shares per day during the ten-day trading period, PROVIDED THAT, within twenty
(20) business days after the date of such notice, the warrant holder will have the pre-emptive right to exercise, under the terms and conditions of the Series A Warrants, all or a part (but not less than 25%) of the Series A Warrants held at the Series A Exercise Price. From and after the expiration of such twenty
(20) business day notice, the Public Company may repurchase all Series A Warrants then held for a purchase price of $.01 per Series A Warrant unless and to the extent that the Series A Warrant holder first exercises Series A Warrants at the at the Series A Exercise Price.

         There are 2,250,181 Series B Warrants outstanding. Each Series B Warrant entitles the holder to purchase one share of Common Stock at $2.00 per share (the "Series B Exercise Price"), exercisable for a period of five years. Once the common stock of the Company, issuable upon exercise of the Series B Warrants, is registered with the SEC, the Series B Warrants may be called by the Company upon notice to the warrant holder from time to time at any time that the common stock of the Public Company closes at or above $3.33 per share, for ten
(10) consecutive trading days at an average volume of 40,000 shares per day during the ten-day trading period; PROVIDED THAT, within twenty (20) business days after the date of such notice, the warrant holder will have the pre-emptive right to exercise, under the terms and conditions of the Series B Warrants, all or a part (but not less than 25%) of the Series B Warrants held at the Series B Exercise Price. From and after the expiration of such twenty (20) business day notice, the Company may repurchase all Series B Warrants then held for a purchase price of $.01 per Series B Warrant unless and to the extent that the Series B Warrant holder first exercises Series B Warrants at the at the Series B Exercise Price.

         The Company may require substantial additional capital in order to complete future development of the business and implement its business plan. Other than as described above, the Company may seek to arrange other forms of financing to fulfill these capital needs, in the event that the cash generated by Catcher's operations is insufficient to fund the growth requirements. The other forms of business financing obtained through third parties may include various combinations of equity, debt and bank financing.

          In light of the limited shareholders' equity as well as the lack of operating history of Catcher and the Company, there can be no assurance that the Company will be able to obtain the necessary additional capital on a timely basis or on acceptable terms, if at all, to fund the development of Catcher's business. In any of such events, the Company's business growth and prospects would be materially and adversely affected. As a result of any such financing, the holders of the Company's Common Stock may experience substantial dilution.

         The following factors, among others, could cause actual results to differ from those indicated in the above forward-looking statements: pricing pressures in the industry; a downturn in the economy in general; weak demand for its products; its ability to attract new customers; and an increase in competition in the market for its products and services. These factors, and additional risks and uncertainties not known to the Company, or that it currently deems immaterial may impair business operations, may cause the Company's actual results to differ materially from any forward-looking statement.

         Although the Company believes the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. The Company is under no duty to update any of the forward-looking statements after the date of this report to conform them to actual results or to make changes in its expectations.

         Since inception, neither the Company nor Catcher has generated revenue and there can be no assurance that they will generate revenue in the future.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

         Increases in interest rates will affect the cost of financing and may affect the Company's ability to obtain favorable financing terms in order to grow as anticipated.

OFF BALANCE SHEET FINANCING ARRANGEMENTS

         Neither the Company nor Catcher has any off balance sheet financing arrangements.

IMPACT OF INFLATION

         The Company believes that its results of operations are not dependent upon moderate changes in inflation rates as it expects it will be able to pass along component price increases to its customers.

SEASONALITY

         The  Company  does  not  expect  any  material   seasonality  in  sales
fluctuations in the market for its products and services.

RECENTLY ISSUED ACCOUNTING STANDARDS AND CRITICAL ACCOUNTING POLICIES

         In December 2002, the FASB issued Statement No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure," which amends FASB Statement No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The transition guidance and annual disclosure provisions of Statement 148 are effective for fiscal years ending after December 15, 2002, with earlier application permitted in certain circumstances. The interim disclosure provisions are effective for financial reports containing financial statements for interim periods beginning after December 15, 2002. The adoption of this statement did not have a material impact on the Company's financial position or results of operations as the Company has not engaged in either of these activities.

           In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." Statement 150 establishes standards for how an issuer classifies and measures certain financial instrument with characteristics of both liabilities and equity. It requires that issuers classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. Some of the provisions of this Statement with the definitions of liabilities in FASB Concepts Statement No. 6, "Elements of Financial Statements." The remaining provisions of this Statement are consistent with the Board's proposal to revise that definition to encompass certain obligations that a reporting entity can or must settle by issuing its own equity shares, depending on the nature of the relationship established between the holder and the issuer. While the Board still plans to revise that definition through an amendment until it has concluded its deliberations on the next phase of this project. That next phase will deal with certain compound financial instrument including puttable shares, convertible bonds, and dual indexed financial instruments. This Statement is effective for financial instruments entered into modified after June 30, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatory redeemable financial instruments of non-public entities. The Company does not expect adoption of this statement to have a material impact on its financial position or of operations.


                                  RISK FACTORS

         SET FORTH BELOW ARE A NUMBER OF RISKS ASSOCIATED WITH THE COMPANY'S BUSINESS FOLLOWING THE ACQUISITION AND WITH ANY INVESTMENT IN THE COMPANY'S COMMON STOCK. IN ADDITION TO THE FOLLOWING RISKS, AN INVESTOR SHOULD BE MINDFUL THAT BUSINESSES ARE OFTEN SUBJECT TO RISKS NOT FORESEEN BY MANAGEMENT. ACCORDINGLY, IN REVIEWING THIS CURRENT REPORT ON FORM 8-K, THE READER SHOULD KEEP IN MIND OTHER RISKS THAT COULD BE IMPORTANT.

         ANY INVESTMENT IN THE COMPANY IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK. EACH PROSPECTIVE INVESTOR IS URGED TO CAREFULLY CONSIDER THE RISKS AND UNCERTAINTIES DESCRIBED BELOW, IN ADDITION TO THE RISKS SET FORTH ELSEWHERE IN THIS CURRENT REPORT ON FORM 8-K. WHILE THESE ARE THE RISKS AND UNCERTAINTIES THAT THE COMPANY BELIEVES ARE MOST IMPORTANT TO CONSIDER, THESE RISKS MAY NOT BE THE ONLY RISKS WHICH THE COMPANY MAY FACE. IF ANY OF THE FOLLOWING RISKS ACTUALLY OCCUR, THE BUSINESS, PROSPECTS, FINANCIAL CONDITION AND RESULTS OF OPERATIONS WOULD LIKELY SUFFER. IN THESE CIRCUMSTANCES, THE VALUE OF THE COMPANY COULD DECLINE.

1. CATCHER IS NEWLY FORMED AND HAS NO OPERATING HISTORY OR PRIOR EXPERIENCE IN IMPLEMENTING AND MANAGING ITS PLANNED BUSINESS IN AN OPERATIONAL SETTING. THEREFORE, THERE IS NO HISTORICAL OR CURRENT OPERATING INFORMATION UPON WHICH AN INVESTOR CAN BASE ITS INVESTMENT DECISION AND THERE CAN BE NO ASSURANCE THAT THE COMPANY WILL BE SUCCESSFUL IN ITS PLANS.

Catcher has no operating history on which to base an evaluation of its business and prospects. Catcher was formed on April 20, 2005 and was acquired by the Company effective May 4, 2005, and has been funded to date only with approximately $4,500,000. Catcher purchased its operating assets, including its intellectual property, from LCM or affiliates of LCM. LCM was in the product-development stage for the CATCHER(TM) device. Therefore, Catcher has no operating history (and LCM had no operating history) upon which an evaluation of its performance and prospects can be made. Catcher has engaged primarily in finalizing its business plan, securing rights to essential technology, developing products and services, and making arrangements necessary to begin operations. Catcher has not yet initiated discussions with prospective customers or strategic business partners other than its key vendors. The Company's prospects must be considered in light of the risks frequently encountered by a start-up technology company formed to engage in a relatively new, potentially highly competitive industry established mainly as a result of the events of 9/11.

Moreover,   as  a  start-up  business,   Catcher  has  no  prior  experience  in
implementing and managing its planned business in an operational setting. Accordingly, there can be no assurance that Catcher will be able to successfully implement its business plans.

In addition, the Company is subject to the general business risk factors that similar development stage companies experience with the responsibilities and complexities attendant to a new organization, including (i) the ability to attract and maintain competent and experienced management and operating personnel, (ii) the ability to secure appropriate debt and equity capital to finance desired growth, and (iii) the efficient management and performance of its operations. The Company cannot provide any assurance that it will be successful in addressing the risks which it may encounter, and its failure to do so could have a material adverse effect on its business, prospects, financial condition and results of operations.

2. THE COMPANY PLANS TO INCUR LOSSES IN ITS EARLY START-UP STAGE AND THERE IS NO CERTAINTY THAT THE COMPANY WILL EVER ACHIEVE PROFITABILITY.

Catcher is a start-up company in a technology market. Moreover, while the Company believes that the CATCHER(TM) device is unique in concept, that also adds to the speculative nature of the Company's business as there is no product with which to compare market acceptability. There can be no assurance that the Company will ever achieve any revenues or profitable operations from its planned operations.

3. CATCHER'S COMMERCIAL SUCCESS WILL DEPEND IN PART ON CATCHER'S ABILITY TO OBTAIN AND MAINTAIN PATENT AND OTHER INTELLECTUAL PROPERTY OWNERSHIP RIGHTS TO THE INTELLECTUAL PROPERTY COMPRISING THE CATCHER(TM) DEVICE .

On July 6, 2004, Messrs. Ira Tabankin and John Sutton filed a patent application on the CATCHER(TM) device, Patent Application No. 10/885,515 (Portable Handheld Security Device) (the "Patent"). Effective as of the closing of the Acquisition, Catcher owns all of the right, title and interest in and to the Patent application. If the Patent issues it will be presumed valid, but there is no assurance that it will not be successfully challenged or circumvented by competitors or others. Catcher has no assurance that the United States Patent and Trademark Office will issue the Patent or that the scope of any claims granted in an issued Patent will provide broad protection or a competitive advantage to Catcher. If the Patent fails to issue in sufficient scope or at all, or if the Patent issues but Catcher fails to maintain and enforce its rights in the issued patent, or if Catcher fails to maintain and protect its rights in its other intellectual property, including its know-how, trade secrets and trademark, such failures, individually and in the aggregate, could have a material adverse effect upon the Company's business prospects, financial condition and results of operations. Moreover, although it is not aware of any existing impediments, Catcher has no assurance that it will be able to operate without infringing upon the proprietary rights of third parties. In particular, the Company has become aware of a continuing patent application published on March 17, 2005 in the name of Tony Vera of ScanZ Communications, Inc. (the "Vera Application") that includes various prospective claims. Should such application issue as a patent, the claims may cover one or more aspects of the CATCHER(TM) device. The Company does not know, and thus offers no opinion, as to the likelihood that the Vera Application will ever issue as a patent, and if so, the scope and content of any such patent.

It is also possible that the manufacture and/or sale of the CATCHER(TM) device or its use or its constituent technologies may infringe the patents or other intellectual property rights owned by others resulting in a material adverse effect upon the Company's business prospects, financial condition and results of operations. Catcher may have to alter its products or processes, pay licensing fees, defend an infringement action or challenge the validity of the patents in court, or cease activities altogether because of patent rights or other intellectual property rights of third parties, thereby causing additional unexpected costs and delays to the Company's business plans. There can be no assurance that a license will be available to Catcher, if at all, upon terms and conditions acceptable to the Company or that Catcher will prevail in any patent or other infringement litigation. Patent and other intellectual property litigation is costly and time consuming and there can be no assurance that Catcher will have sufficient resources to pursue such litigation. If Catcher does not obtain a license under such patents or other intellectual property, is found liable for infringement or is not able to have such patents declared invalid, Catcher may be liable for significant money damages or may encounter significant delays in bringing products to market.

Catcher also relies upon trade secrets and other unpatented proprietary technology. No assurance can be given that Catcher can meaningfully protect its rights with regard to such unpatented proprietary technology or that competitors will not duplicate or independently develop substantially equivalent technology. Catcher will seek to protect trade secrets and proprietary knowledge, in part through confidentiality agreements with its employees and consultants and with other advisors and collaborators where appropriate. Nevertheless, these agreements may not effectively prevent disclosure of Catcher's confidential information and may not provide Catcher with an adequate remedy in the event of unauthorized disclosure of such information.

Catcher relies on third parties to help develop and to manufacture the CATCHER(TM) device. Catcher does not own all of the know-how and other intellectual property that it may need if it were to carry out those activities independently. If Catcher wishes for competitive or economic reasons, including to avoid a supply-price squeeze, to carry on those activities independently, it may need licenses from such third parties or others to undertake such activities. If Catcher is unable to obtain such licenses under terms and conditions acceptable to it, Catcher may not be able to avoid the negative impact of continuing to be dependant on such activities, resulting in a material adverse effect on the Company's business, financial results and its future prospects.

Messrs. Ira Tabankin and Charles Sander were former employees of Scanz Communications, Inc. ("Scanz") (and Mr. Tabankin was also a consultant to Scanz) during which time Scanz had under development a handheld portable device that might be used for security purposes as well as in a sports-event setting which was Scanz' principal business focus and the principal focus of its product development. The Scanz employment agreements with Messrs. Tabankin and Sander provided that Scanz would own intellectual property conceived or first reduced to practice during employment. The consultancy agreement between Mr. Tabankin and Scanz provided that intellectual property rights that may be claimed by Scanz in connection with a development by Mr. Tabankin during or before the consultancy would be the property of Scanz. Scanz or its licensees may claim that the CATCHER(TM) device was conceived or first reduced to practice during the employment of Messrs. Tabankin and/or Sander or that the intellectual property comprising the CATCHER(TM) device could be claimed by Scanz. If Scanz or its licensee made any such claims, the Company believes that, as Catcher was the assignee of the intellectual property rights in the CATCHER(TM) device, it would have strong defenses to any such claims for numerous reasons, including that the intellectual property constituting the CATCHER(TM) device is clearly distinguishable from the developments made during the aforesaid employments and consultancy. However, if Scanz or its licensee were to prevail in such a claim, such event could have a material adverse effect upon the Company's business prospects, financial condition and results of operations.

4. CATCHER MAY BE UNABLE TO ADAPT TO TECHNOLOGY TRENDS OR EVOLVING INDUSTRY STANDARDS.

The CATCHER(TM) device is essentially a composite of many different, established technologies from various industries, including the consumer electronics and communications industries. Catcher will need to adapt to competitively significant changes in component technology in these industries as well as to advanced technology used by its competitors. New products based on new technologies or new industry standards expose Catcher to risks of technical or product obsolescence. Catcher will need to use technologies effectively, continue to develop its technical expertise and enhance its existing product and future iterations in a timely manner to achieve product acceptability necessary for its success and to compete successfully. Catcher may not be successful in using new technologies effectively, developing new product iterations or enhancing existing products in a timely manner. If Catcher is unable to adapt to technology trends and evolving industry standards, the Company's financial condition, results of operations and future prospects will be materially adversely affected.

The future of the Company is entirely dependent on Catcher's successful development of its technology, products and services. The CATCHER(TM) device is still in the development stage. There is no assurance that when we complete development of the CATCHER(TM) device that end-users will embrace it or that the CATCHER(TM) device will perform as expected.

5. THE SECURITY MARKET IS HIGHLY COMPETITIVE AND THE COMPANY MAY BE UNABLE TO COMPETE EFFECTIVELY.

The security market is diverse and highly competitive; it has relatively low entry barriers. Moreover, it is subject to constant technological change and intense marketing by providers who may be capable in a short period of time to introduce similar products to the CATCHER(TM) device. The Company expects that new competitors are likely to join the security market with an initial entry into the air transportation submarket, the same market entry strategy employed by the Company. Many of the Company's potential competitors are significantly larger and have substantially greater market presence as well as greater financial, technical, operational, sales, marketing and other resources and experience, including more established relationships with vendors, distributors and partners, than Catcher has. In the event that such a competitor expends significant sales and marketing resources in one or several of the security market segments where the Company competes, the Company may not be able to continue to compete successfully in such markets. The Company believes that there will be significant competition in the security market for products having similar functionality to the CATCHER(TM) device. Such competition will exert downward pressure on prices. In addition, the pace of technological change could make it impossible for the Company to keep pace with such competitors in such an environment. If the Company's competitors were to provide better product at better prices, the Company's financial condition, results of operations and future prospects will be materially adversely affected.

6. CATCHER IS DEPENDENT UPON KEY PERSONNEL, CONSULTANTS AND INDUSTRY STRATEGIC PARTNERS. THE COMPANY'S MANAGEMENT TEAM HAS LIMITED EXPERIENCE IN OPERATING A BUSINESS.

The Company's success is heavily dependent on the continued active participation of its and Catcher's current executive officers, consultants and strategic partners. Moreover, the Company's and Catcher's key management has had limited experience in operating a business. The loss of the services of one or more of these managers, consultants or strategic partners could have a material adverse effect upon the Company's business, financial condition and results of operations. Further, the Company's success and achievement of its growth plans depend on its ability to recruit, hire, train and retain other highly qualified technical and managerial personnel. Competition for qualified employees among companies with products in the security market, and those that are potential entrants to the security market, is intense, and the loss of any such persons, or an inability to attract, retain and motivate additional highly skilled employees, technical and managerial personnel and consultants and advisors required for the development and expansion of the Company's activities, could have a materially adverse effect on the Company's business, financial condition and results of operations.

Catcher has entered into agreements with its executive officers containing non-disclosure and non-competition provisions. The non-competition agreements are limited in duration and are not effective under certain circumstances, such as the improper termination of the executive or the termination by the executive for good cause. Regardless of the non-competition agreements executed with executives, there can be no assurance that executives will remain associated with the Company or that they will not compete, directly or indirectly, with it. Moreover, the enforceability and scope of non-competition agreements are often litigated and there is no assurance that such provisions will be enforceable as written.

None of the Company's or Catcher's current management team has had substantial operational experience of running a business such as contemplated by the Company's plans and there is no assurance that they will be able to do so.

8.  THE  COMPANY  IS  CONTROLLED  BY  ITS  OFFICERS,   DIRECTORS  AND  PRINCIPAL
STOCKHOLDERS.

The Company's and Catcher's directors and executive officers and their affiliates will beneficially own approximately 36% of the outstanding shares of its capital stock. In the normal course, the Company's executive officers and directors and their affiliates, viewed as a group, would likely have the ability to control substantially all matters submitted to stockholders for approval, including: (1) election of the Board of Directors; (2) removal of any director;
(3) appointment and removal of officers; and (4) amendment of the Company's certificate of incorporation or bylaws. However, until the end of the third year after the Reverse Split, one stockholder, Mr. Ira Tabankin, will hold one share of the Company's Series A Preferred Stock giving him the right to appoint one member of the board of directors of the Company. Mr. Tabankin may appoint himself or another person. Moreover, together, the management stockholders will substantially control the aforesaid matters and will have substantial influence over management and affairs of the Company. The other stockholders of the Company will likely have no practical ability to remove management or affect the operations or the business of the Company.

9. ADDITIONAL CAPITAL WILL DILUTE THE INTERESTS OF THE COMPANY'S STOCKHOLDERS.

The ownership interests in the Company will be diluted as a result of the exercise of the Warrants.

The holders of Common Stock have no preemptive rights with respect to their holdings in the Company. Therefore, the interests of the holders of the Company's common stock will be diluted by additional issuances of the Company's common stock in which such holders do not participate ratably. Such additional issuances may be made to complete acquisitions of other businesses or for other business purposes, including issuances in connection with a stock option plan adopted by the Company. Moreover, if the Company commences a subsequent offering of common stock, convertible debt or preferred stock, or issues securities exercisable into common stock, or takes any of the actions that are outlined above, then-current stockholders who do not fully participate in such issuances will experience dilution of their equity interests.

10. THERE ARE RESTRICTIONS ON THE TRANSFERABILITY OF THE COMMON STOCK AND WARRANTS OF THE COMPANY.

The Common Stock and Warrants issued in connection with the Acquisition have not been registered under the Securities Act or registered or qualified under the laws of any state. Holders of such Common Stock and Warrants have agreed that such securities will not be sold, transferred, or otherwise disposed of except in compliance with the registration provisions of the Securities Act (or an exemption therefrom) and in compliance with the registration or qualifications requirements of applicable state securities laws (or exemptions thereunder).

The Common Stock and Warrants of the Company are "restricted securities" as such term is defined under Rule 144 of the Securities Act. That is, they will not have been registered under the Securities Act. Since the securities are "restricted securities," an investor must hold the securities indefinitely and may not sell, transfer, or otherwise dispose of the securities without first registering the securities under the Securities Act or having available an exemption from registration. Rule 144 provides an exemption from registration requirements under the Securities Act under certain conditions but requires, among other conditions, a one (1) year holding period prior to resale (and, with respect to affiliates, officers and directors of the Company, requires that resale be made only in limited amounts) without having to satisfy the registration requirement under the Securities Act. Such securities may also be subject to restrictions on resale imposed by the securities laws of certain states. The Company is obligated to register the common stock of the Company issued in connection with the Acquisition (including the common stock underlying the Warrants), but unless and until a registration statement is declared effective by the SEC, such securities will remain restricted.

11. THE COMPANY DID NOT REPORT IN ANY REQUIRED FILING WITH THE SECURITIES EXCHANGE COMMISSION THAT ITS CHARTER WAS REVOKED BY THE STATE OF DELAWARE FOR FAILING TO FILE ANNUAL REPORTS AND PAY ANNUAL STATE FRANCHISE TAXES.

On March 1, 2001, the State of Delaware revoked the charter of the Public Company for failure to file its annual report with the State for the years 1999 and 2000 and to pay its franchise tax for those years. On May 29, 2003, the Public Company filed Form 10SB with the SEC to become a reporting company. The Public Company amended Form 10SB in July, 2003. The Company's charter in the State of Delaware was revived on March 31, 2005 and franchise taxes due were paid with penalty and interest. During the period since becoming a reporting company and to the present time (the "Omission Period"), the Company has not reported the fact of such revocation on any report or Form that it has filed or is required to be filed with the SEC, including quarterly and annual reports (including the annual report that was filed by the Public Company on March 31, 2005) and the Form S-8 filed by the Company in connection with its registration of certain of its shares on May 6, 2004. The Company is subject to potential liability to shareholders who purchased securities from the Company during the Omission Period. The omission also subjects the Company to possible liability for violation of the regulations of the SEC under the Securities Act and the Securities Exchange Act. While the Company has obtained written waivers of liability from its shareholders who purchased the securities of the Company during the Omission Period, the Company offers no opinion on the effect of such waivers or whether or not the SEC would exercise its enforcement discretion and if it did, what action, if any, it would take. The Company may not receive such waivers and investors in this Offering are urged to seek their own legal counsel with respect to this matter.

12. THE COMPANY HAS LIMITED CAPITAL AND WILL NEED ADDITIONAL CAPITAL IN THE FUTURE. THE COMPANY WILL INCUR LOSSES ONCE IT BEGINS OPERATIONS WHICH WILL CONTINUE FOR THE FORESEEABLE FUTURE. THE COMPANY MAY REQUIRE ADDITIONAL CAPITAL FINANCING IN CONNECTION WITH ITS PLANNED EXPANDED OPERATIONS AND MAY HAVE DIFFICULTY OBTAINING SUCH ADDITIONAL CAPITAL.

The Company's available resources will not be sufficient, without additional financing, to achieve commercial operation. The Company expects to incur operating losses until it has completed development of its products and services, negotiated a number of customer contracts on favorable terms and successfully served such customer accounts. If revenues from operations are insufficient to support the Company's planned expanded operations, the Company will need access to debt and/or equity capital on terms acceptable to it. If public or private financing is not available when needed or is not available on terms favorable or acceptable to the Company, the Company's growth and revenue-generating plans may be materially impaired. Such results could have a material adverse effect on the Company's projected profitability, on-going business prospects and financial condition.

The Company has issued and outstanding Series A and Series B warrants to purchase the Common Stock of the Company as described in the "Description of the Company's Capital Stock." Under certain circumstances those warrants are callable by the Company. There can be no assurance that the Company's right to call the warrants will be triggered or that the holders of such warrants will exercise the warrants.

13. COMPETITION FROM MYRIAD SOURCES COULD ADVERSELY AFFECT THE COMPANY.

Many of the aspects of the Company's business are currently and potentially highly competitive. The Company through Catcher will compete with numerous other firms in different segments of the security market with the financial and technological ability to compete with the Company. Moreover, it is possible that the Patent, if it issues, will not provide Catcher with adequate protection from firms capable of circumventing it. In addition, the Patent is not based on technological innovation in any particular function of the CATCHER(TM) device, but rather on its total functional concept. This concept could be copied or improved upon by competitors over a period of time that may be short. Many of these potential competitors have substantially greater capital and other resources than the Company does and many are better situated to attract experienced technical and other personnel. The Company's current competitive edge in large part depends upon the extensive knowledge of Catcher's management team in creating and thus far developing the CATCHER(TM) device and in its relationships with the Catcher's strategic partners and potential customer base. While the Company believes that this is a significant competitive advantage, it is not one that depends upon any resource that is unique to the Company. If the Company were to lose this competitive advantage, such loss would have a material adverse effect on the Company and its business prospects, financial condition and results from operations. See also Risk Factor 6.

14. INVESTORS SHOULD NOT PLACE UNDUE RELIANCE ON "FORWARD-LOOKING STATEMENTS" ABOUT THE COMPANY'S PROSPECTS.

Certain of the matters discussed in the Memorandum constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management's unverified beliefs as well as assumptions made by and information currently available to management. When used in this Memorandum, the words "will," "anticipate," "intend," "estimate," "believe," "expect," "plan," "hypothetical," "potential," "forecast," "project," variations of such words and similar expressions are intended to identify forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements that are not realized, factors that could cause actual results to differ materially from those contemplated in any forward-looking statements include, among others, those Risk Factors identified in this Report.

All of the forward-looking statements made in this Report are qualified by these cautionary statements and the Company can not assure you that the results or developments anticipated by management will be realized, or even if realized, will have the expected consequences to, or effects on, the Company and its business prospects, financial condition or results of operations. Undue reliance should not be placed on these forward-looking statements in making any investment decision.

17. IT IS UNCERTAIN WHETHER THE COMPANY WILL EVER PAY DIVIDENDS OR EVER PROVIDE AN OPPORTUNITY FOR ANY RETURN ON INVESTMENT. THE SECURITIES OF THE COMPANY SHOULD NOT BE PURCHASED BY PERSONS WHO CAN NOT AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT.

It is uncertain whether the Company will ever pay dividends on its common stock. Moreover, under Delaware law, dividends can only be paid from surplus or, if no surplus, out of net profits for the then current or next preceding fiscal year and there is no assurance that any such surplus or profit will be generated. The securities of the Company should not be purchased by persons who can not afford the loss of their entire investment.

IT IS NOT POSSIBLE TO FORESEE ALL RISKS THAT MAY AFFECT THE COMPANY. MOREOVER, THE COMPANY CANNOT PREDICT WHETHER IT WILL SUCCESSFULLY EFFECTUATE ITS CURRENT BUSINESS PLAN. CROSS REFERENCES TO A PARTICULAR RISK FACTOR ARE NOT INTENDED TO LIMIT THE APPLICABILITY OF ANY OTHER RISK FACTOR NOT REFERENCED. EACH PROSPECTIVE PURCHASER IS ENCOURAGED TO ANALYZE CAREFULLY THE RISKS AND MERITS OF AN INVESTMENT IN THE SECURITIES OFFERED BY THIS MEMORANDUM. WHEN MAKING AN INVESTMENT DECISION, YOU SHOULD TAKE INTO CONSIDERATION THE RISK FACTORS DISCUSSED ABOVE, AS WELL AS OTHER RISK FACTORS BOTH OF A GENERAL NATURE AND PECULIAR TO YOU, THE INVESTOR.

                                      * * *


ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

BUSINESS

         Effective  May  4,  2005,  U.S.  Telesis  Holdings,   Inc,  a  Delaware
corporation (the "Company") acquired Catcher, Inc., a Delaware corporation ("Catcher"), through a series of stock purchases with the shareholders of Catcher (the "Acquisition"), pursuant to which Catcher became a wholly-owned subsidiary of the Company. In connection with the Acquisition, the Company acquired (i) all of the issued and outstanding shares of common stock of Catcher in exchange for an aggregate of 34,911,900 shares of authorized, but theretofore unissued, shares of common stock, $.001 par value, of the Company (the "Common Stock"), (ii) all of the issued and outstanding Series A Preferred Stock of Catcher in exchange for 733,778 shares of authorized, but theretofore unissued, Series A Preferred Stock, $.001 par value, of the Company (the "Series A Preferred Stock") (which Series A Preferred Stock shall have the right to vote on an as-converted basis for 42,265,613 shares of Common Stock until the effectiveness of the reverse stock split described in Item 5.03 of this Form 8-K). In addition, the Company assumed Catcher's obligations under its issued and outstanding warrants to purchase Catcher's common stock to issue an aggregate of 32,402,600 shares of Common Stock to the warrant holders.

         Prior to the Acquisition, there were 12,825,000 shares of the Company's Common Stock outstanding. Immediately following the Acquisition, there are 47,736,900 shares of Common Stock outstanding and warrants to purchase 32,402,600 shares of Common Stock. Following consummation of the 1 for 7.2 reverse stock split described in Item 5.03 of this Form 8-K, the Series A Preferred Stock shall convert into 5,870,223 shares of Common Stock. Accordingly, following such reverse stock split, there will be 12,500,341 shares of Common Stock outstanding and warrants to purchase 4,500,361 shares of Common Stock.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

         Effective May 4, 2005, immediately prior to the Acquisition, Catcher sold to accredited investors at the closing of a private placement offering 162,013 Units at $27.78 per Unit for an aggregate purchase price of $4,500,721. In making such sale, Catcher relied on the exemption from registration provided by Section 506 of Regulation D. Each Unit was comprised of
(i) 2 shares of common stock, $.001 par value, of Catcher for an aggregate of 324,026 shares of common stock, (ii) a Series A Warrant entitling the holder to purchase one share of common stock of Catcher at $20.84 per share exercisable for a period of five years, and (iii) a Series B Warrant entitling the holder to purchase one share of common stock at $27.78 per share for a period of five years.

         In connection with the Acquisition, the accredited investors exchanged each share of common stock of Catcher for 100 shares of Common Stock of the Company. In addition, the Company effectively assumed Catcher's obligations under the Warrants with respect to the Company's own common stock on an as-exchanged basis.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGE IN CONTROL OF REGISTRANT.

         With the issuance of 34,911,900 shares of Common Stock to holders of common stock of Catcher and 733,778 shares of Preferred Stock to holders of preferred stock of Catcher in connection with the Acquisition, the former holders of capital stock of Catcher became the holders of approximately 85.5% of the voting securities of the Company. The change of control of the Company was effected solely by the issuance of newly issued shares of the Company to the former shareholders of Catcher upon the Acquisition without any other consideration.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(a) Not applicable.

(b) Effective on May 5, 2005, immediately following the Acquisition, Jules Benge Prag IV resigned as a Director and Secretary of the Company and Nicolas Rigopulos resigned as President and Chief Executive Officer of the Company. By resolution of the Board of Directors, dated May 5, 2005, Ira Tabankin was appointed a director of the Company to fill the vacancy created by the resignation of Jules Benge Prag IV. See Item 5.02(c) of this report on Form 8-K. The Board of Directors appointed Charles Sander as President and Chief Executive Officer and Ira Tabankin as Secretary of the Company. See Items 5.02(a) and 5.02(c) of this report on Form 8-K.

In addition, immediately following the Acquisition, a majority of stockholders of the Company among other things, authorized by resolution to fix the number of directors of the Company at five and to elect Charles Sander, Ira Tabankin and Rear Admiral (Ret.) Cathal Flynn as directors of the Company with authority to fill the two vacancies on the Board of Directors. The Consent become effective upon compliance with applicable regulatory rules and regulations on June 23, 2005. In addition, on that date, the Board of Directors elected H.Clayton Foushee, Jr. to fill one of the vacancies on the Board of Directors.

(c) See 5.02(d)

(d) The following is information related to the persons appointed by the directors on May 5, 2005 to fill vacancies and the persons elected by the stockholders and by the Board of Directors on June 23, 2005. Prior to the Acquisition, such persons had no relationship with the Company.

NAME                        AGE                     POSITION
------------------------    ---     --------------------------------------------
Charles Sander              56      President, Chief Executive Officer and
                                      Director

Ira Tabankin                55      Secretary and Director

Rear Admiral (Retired)      66      Director
  Cathal "Irish" Flynn

H. Clayton Foushee, Jr.     52      Director

Jeff Gilford                44      Chief Financial Officer

Please see "Election of Officers and Directors" for further information with respect to the background and experience of the officers and directors.

COMPENSATION OF CERTAIN PERSONS

Catcher was formed on April 20, 2005 and paid no compensation to its officers and directors prior to the Acquisition. Messrs. Tabankin and Sander, as founders of Catcher were each issued 160,728.5 shares of Series A Preferred Stock of Catcher, which stock was purchased by the Company from each of Messrs. Tabankin and Sander for 279,042.625 shares of the Company's Series A Preferred Stock. Following the conversion of the Series A Preferred Stock of the Company following the 1 for 7.2 reverse split (described in Item 5.03 of this Form 8-K), each of Messrs. Tabankin and Sander will hold 2,232,341 shares, or approximately, 17.9% of the Company's Common Stock.

RELATED PARTY TRANSACTIONS

Catcher entered into an employment agreement with Mr. Sander effective as of the closing of the Acquisition pursuant to which Mr. Sander is employed as the Chief Executive Officer of Catcher and the Company. The current term of the agreement expires May 4, 2008 but will be automatically renewed for additional three-year periods until either party gives the other party written notice of its intent not to renew at least 60 days prior but no more than 90 days prior to the end of the term. Mr. Sander's base salary is $250,000 per annum. Mr. Sander is entitled to participate in Catcher's bonus program which will be dependent upon the achievement of certain milestones and to participate in any stock option plan that the Company may have in effect for executive employees of Catcher. If his employment agreement is terminated under certain circumstances, Mr. Sander will be entitled to severance payments equal to up to two years of his base salary and bonus.

Catcher entered into an employment agreement with Mr. Tabankin effective as of the closing of the Acquisition pursuant to which Mr. Tabankin is employed as the Chief Technology Officer and Chairman of Catcher. The current term of the agreement expires April 21, 2008 but will be automatically renewed for additional three-year periods until either party gives the other party written notice of its intent not to renew at least 60 days prior but no more than 90 days prior to the end of the term. Mr. Tabankin's base salary is $216,000 per annum. Mr. Tabankin is entitled to participate in Catcher's bonus program which will be dependent upon the achievement of certain milestones and to participate in any stock option plan that the Company may have in effect for executive employees of Catcher. If his employment agreement is terminated under certain circumstances, Mr. Tabankin will be entitled to severance payments equal to up to two years of his base salary and bonus and a royalty equal to 1% of Catcher's gross income for a period of three years following the termination of employment.

Jeff Gilford is employed by Catcher as the Chief Financial Officer for an initial term of three years commencing on June 16, 2005. Mr. Gilford will receive an annual base salary of $200,000 and is entitled to participate in any incentive bonus program Catcher may adopt for its executive employees, provided that, in no event will such incentive bonus program provide for a bonus of less than 50% of Mr. Gilford's base salary upon achievement of certain goals agreed between Catcher and the Board of Directors. In addition, Mr. Gilford will be paid a one-time signing bonus of $15,000 not part of any incentive bonus program or yearly bonus within 30 days from the execution of the Employment Agreement. Mr. Gilford is also entitled to options to purchase 918,000 shares of common stock of the Company at an exercise price of $3.74 vesting over three years in three separate tranches consisting of

(1) a first tranche of 580,000 shares, 25% of which vests on June 16, 2005 with the remaining 75% vesting monthly, pro rata each month, over the three year period following June 16, 2005, (2) a second tranche of 193,000, 25% of which vests on June 16, 2006, with the remaining 75% vesting monthly, pro rata each month, over the three year period following June 16, 2006 and (3) a third tranche of 145,000 shares, 25% of which vests on June 16, 2007 with the remaining 75% vesting monthly, pro rata each month, over the three year period following June 16, 2007. If there is a "Change of Control" of the Company (as that term will be defined in an agreement between the Company and Mr. Gilford), all unvested options will immediately vest. However, if Mr. Gilford's employment is terminated without Cause or for Good Reason (as each of those terms are defined in the Employment Agreement), any unvested options in a tranche that had commenced to vest shall immediately vest. The grant of options are subject to stockholder approval of a stock option plan of the Company. Mr. Gilford's Employment Agreement was attached as an Exhibit to the 8K filed by the Company on June 28, 2005.

         BLACKFORD PARTNERS. Pursuant to a Services Agreement, dated as of May 6, 2005, BlackFord Partners, Inc. agreed to provide financial and accounting advisory services to Catcher and the Company at a rate of $75 - $125 per hour. Pursuant to an Amendment to the Services Agreement, dated as of June 24, 2005, a warrant to purchase 20,000 shares of common stock, par value $0.001 per share, of the Registrant at an exercise price of $3.74 was issued to Stanley Blackburn and a warrant to purchase 65,000 shares of Common Stock at an exercise price of $3.74 was issued to Jeff Gilford. Jeffrey Gilford, the Company's Chief Financial Officer is a principal of Blackford Partners, Inc. Pursuant to the terms of Mr. Gilford's employment agreement with Catcher, Mr. Gilford may continue to provide up to 12 hours per week of services to BlackFord Partners, Inc. until August 16, 2005 and thereafter may provide up to 4 hours per week of services to BlackFord Partners, Inc. in all events so long as such services do not interfere with the provision of services to Catcher pursuant to his employment agreement. The Services Agreement was attached as an Exhibit to the 8K filed by the Company on June 28, 2005.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR.

On June 23, 2004 the certificate of incorporation of the Company was amended and restated to: (i) change the name of the Company to Catcher Holdings, Inc. and
(ii) effect a 1 for 7.2 reverse stock split. A copy of the Amended and Restated Certificate of Incorporation is incorporated by reference as Exhibit 3.1 to the Current Report on Form 8-K filed June 28, 2005 with the SEC.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

A. FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

LCM Holdings (A Development Stage Company). Financial Statements for the three months ended March 31, 2005 and the period from inception (March 31, 2004) to December 31, 2004 with independent auditors report (including Balance Sheets, Statement of Operations, Statement of Cash Flows, and Notes to Financial Statements) (filed as Exhibit 99.1 hereto).

B. PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Consolidated Financial Statements of Catcher Holdings, Inc.. (including Unaudited Pro Forma Consolidated Balance Sheet and Statement of Operations) for the year ended December 31, 2004 and the three months ended March 31, 2005 (filed as Exhibit 99.2 hereto).

C. EXHIBITS

     3.1. Certified copy of the Amended and Restated Certificate of Incorporation of the Registrant incorporated by reference to
              Exhibit 3.1 to the Form 8-K dated June 23, 2005 filed with the SEC on June 28, 2005

     4.1      Form of Series A Warrant issued to investors

     4.2      Form of Series B Warrant issued to investors

     4.3 Form of Warrant issued to Stan Blackburn incorporated by reference to Exhibit 4.1 to the Form 8-K dated June 23, 2005 filed with the SEC on June 28, 2005.

     4.4 Form of Warrant issued to Jeff Gilford incorporated by reference to Exhibit 4.2 to the Form8-K dated June 23, 2005 filed with the SEC on June 28, 2005.

     10.1 Form of Preferred Stock Purchase Agreement, dated as of May 4, 2005, by and among the Company, Catcher and the preferred stockholders of Catcher.

     10.2 Form of Stock Purchase Agreement, dated as of May 4, 2005, by and among the Company and the founders holding common stock of Catcher.

     10.3 Form of Stock Purchase Agreement, dated as of May 4, 2005, by and among the Company and the private investors in Catcher holding common stock of Catcher.

     10.4 Form of Registration Rights Agreement, dated as of May 4, 2005, by and among the Company and the persons listed as signatories thereto

     10.5 Employment Agreement, between Jeff Gilford and Catcher, Inc., the Registrant's subsidiary incorporated by reference to Exhibit 10.1 to the Form 8-K dated June 23, 2005 and filed with the SEC on June 28, 2005.

     10.6 Services Agreement, dated as of May 6, 2005, between the Registrant and BlackFord Partners Inc., as amended by the Amendment dated June 24, 2005 incorporated by reference to Exhibit
              10.2 to the Form 8-K dated June 23, 2005 and filed with the SEC on June 28, 2005.

     10.7 Consulting Agreement, effective as of April 21, 2005, by and between The Del Mar Consulting Group, Inc. and Catcher.

     10.8 Consulting Agreement, dated as of May 1, 2005, by and between Hayden Communications, Inc. and Catcher.

     10.9 Consulting Agreement, effective as of April 21, 2005, by and between Kai Hansen and Catcher.

     10.10 Teaming Agreement with Project Performance Corporation dated March 29, 2005

     14.1 Code of Ethics incorporated by reference to Exhibit 14.1 to the Form 8-K dated June 23, 2005 and filed with the SEC on June 28, 2005

     17.1     Letter of Resignation of Jules Benge Prag IV

     17.2     Letter of Resignation of Nicholas Rigupolos

     99.1 LCM Holdings. Financial Statements Financial Statements for the three months ended March 31, 2005 and the period from inception (March 31, 2004) to December 31, 2004 with independent auditors report (including Balance Sheets, Statement of Operations, Statement of Cash Flows, and Notes to Financial Statements).

     99.2 Unaudited Pro Forma Consolidated Financial Statements of Catcher Holdings, Inc. (including Unaudited Pro Forma Consolidated Balance Sheet and Statement of Operations) for the year ended December 31, 2004 and the three months ended March 31, 2005.

     99.3     Copy of the Press Release dated July 7, 2005

     99.4     Copy of Press Release dated July 11, 2005

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  JULY 13, 2005

                                CATCHER HOLDINGS, INC.



                                By: /s/ Charles Sander
                                    -------------------------------
                                    Name: Charles Sander
                                    Title: President and Chief Executive Officer